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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COMBIMATRIX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

October    , 2012

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders of CombiMatrix Corporation (the "Special Meeting") to be held on November 29, 2012. The meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626, beginning at 1:00 p.m. local time. The formal meeting notice and proxy statement for the Special Meeting are attached.

        Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy card will ensure your representation at the Special Meeting. If you later decide to attend the Special Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis, it is very important that you cast your vote.

        We look forward to seeing you at the Special Meeting.

Sincerely,

R. Judd Jessup President and Chief Executive Officer

COMBIMATRIX CORPORATION
310 Goddard, Suite 150
Irvine, CA 92618
(949) 753-0624

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 29, 2012

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of CombiMatrix Corporation, a Delaware corporation (the "Company"), will be held on November 29, 2012, at 1:00 p.m. local time at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626. The Special Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

  1.
  APPROVAL AND RATIFICATION OF SERIES A FINANCING.    To ratify the terms and issuance of our Series A 6% Convertible Preferred Stock ("Series A Stock"), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series A Stock and upon exercise of certain warrants issued to the purchasers of our Series A Stock, including shares issuable pursuant to the anti-dilution, dividend, "make-whole" and redemption provisions of such securities, exceeding 19.99% of our outstanding Common Stock;

  2.
  APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK.    To approve granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to any of the following amounts at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific increase in the authorized amount to be effected, shall be determined in the sole discretion of our Board of Directors:

A.	50,000,000;
B.	75,000,000;
C.	100,000,000; or
D.	125,000,000;
  3.
  APPROVAL OF REVERSE STOCK SPLIT.    To approve granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if necessary to regain compliance with The Nasdaq Capital Market's minimum bid requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected, shall be determined in the sole discretion of our Board of Directors:

A.	A one-for-five reverse stock split;
B.	A one-for-six reverse stock split;
C.	A one-for-seven reverse stock split;
D.	A one-for-eight reverse stock split;
E.	A one-for-nine reverse stock split;
F.	A one-for-ten reverse stock split;
G.	A one-for-fifteen reverse stock split; or
H.	A one-for-twenty reverse stock split; and
  4.
  ANY OTHER BUSINESS that may properly come before the Special Meeting or any adjournments or postponements thereof.

        We recommend that stockholders vote FOR the matters listed above. Only stockholders of record at the close of business on October 18, 2012 are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices and at the Special Meeting.

        All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. Stockholders may have a choice of voting their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card(s) sent to you.

        You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Special Meeting.

        Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for non-routine matters, it is very important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

        Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 29, 2012: This notice of special meeting of stockholders and the proxy statement are available at http://investors.combimatrix.com/annuals.cfm.

Sincerely,

R. Judd Jessup President and Chief Executive Officer Irvine, California October , 2012

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE,
SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN
IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMBIMATRIX CORPORATION
310 Goddard, Suite 150
Irvine, California 92618
(949) 753-0624

PROXY STATEMENT

        The enclosed proxy is solicited on behalf of CombiMatrix Corporation, a Delaware corporation, by its Board of Directors (the "Board") for use at its Special Meeting of Stockholders (the "Special Meeting") to be held at 1:00 p.m. local time on November 29, 2012, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Special Meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

        These proxy solicitation materials were first sent or given on or about October , 2012 to all stockholders entitled to vote at the Special Meeting. Stockholders who owned CombiMatrix Common Stock at the close of business on October 18, 2012 (the "Record Date") are entitled to receive notice of, attend and vote at the Special Meeting. On the Record Date, there were (i)             shares of Common Stock outstanding and approximately            Common Stock holders of record according to information provided by our transfer agent; and (ii) 1,050.70039 shares of Series A 6% Convertible Preferred Stock ("Series A Stock") outstanding and approximately 10 Series A Stock holders of record.

        References to the "Company," "CombiMatrix," "our," "us" or "we" mean CombiMatrix Corporation.

VOTING AND RELATED MATTERS

Voting Procedures

        As a stockholder of CombiMatrix, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below in the "Proposals" section. Each share of CombiMatrix Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Special Meeting.

Methods of Voting

        You may vote over the Internet, by telephone, by mail or in person at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

        Voting over the Internet.    You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 28, 2012. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

        Voting by Telephone.    You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on November 28, 2012. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

        Voting by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

        Voting in Person at the Meeting.    If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

  •
  enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

  •
  provide written notice of the revocation to our Corporate Secretary at our principal executive office, 310 Goddard, Suite 150, Irvine, CA 92618; or

  •
  attend the Special Meeting and vote in person.

Quorum and Voting Requirements

        Stockholders of record at the close of business on October 18, 2012, are entitled to receive notice and vote at the meeting. On the Record Date, there were            issued and outstanding shares of our Common Stock and 1,050.70039 issued and outstanding shares of our Series A Stock. Each holder of

Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting. The Series A Stock may not vote.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

  (1)
  the ratification of the terms and issuance of our Series A Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series A Stock and upon exercise of certain warrants issued to the purchasers of our Series A Stock, including shares issuable pursuant to the anti-dilution, dividend, "make-whole" and redemption provisions of such securities, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such ratification and approval;

  (2)
  the approval of granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to any of the following amounts at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific increase in the authorized amount to be effected, shall be determined in the sole discretion of our Board of Directors: (a) 50,000,000; (b) 75,000,000; (c) 100,000,000; or (d) 125,000,000, will be approved if a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote at the Special Meeting are voted in favor of the amendment; and

  (3)
  the approval of granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if necessary to regain compliance with The Nasdaq Capital Market's minimum bid requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected, shall be determined in the sole discretion of our Board of Directors: (a) a one-for-five reverse stock split; (b) a one-for-six reverse stock split; (c) a one-for-seven reverse stock split; (d) a one-for-eight reverse stock split; (e) a one-for-nine reverse stock split; (f) a one-for-ten reverse stock split; (g) a one-for-fifteen reverse stock split; or (h) a one-for-twenty reverse stock split, will be approved if a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote at the Special Meeting are voted in favor of the proposal.

        Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Special Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With respect to Proposal One, abstentions and broker non-votes will not be counted for purposes of determining whether the proposal has been approved, and will not have the same effect as negative votes. With respect to Proposals Two and Three, both abstentions and broker non-votes will have the same effect as negative votes.

        If your shares are held by a bank or broker in street name, it is very important that you cast your vote if you want it to count in voting on non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote for the proposals in this proxy statement, no votes will be cast on your behalf.

Voting of Proxies

        When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

  (1)
  "for" the ratification of the terms and issuance of our Series A Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series A Stock and upon exercise of certain warrants issued to the purchasers of our Series A Stock, including shares issuable pursuant to the anti-dilution, dividend, "make-whole" and redemption provisions of such securities, exceeding 19.99% of our outstanding Common Stock;

  (2)
  "for" the approval of granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to any of the following amounts at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific increase in the authorized amount to be effected, shall be determined in the sole discretion of our Board of Directors: (a) 50,000,000; (b) 75,000,000; (c) 100,000,000; or (d) 125,000,000;

  (3)
  "for" the approval of granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if necessary to regain compliance with The Nasdaq Capital Market's minimum bid requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected, shall be determined in the sole discretion of our Board of Directors: (a) a one-for-five reverse stock split; (b) a one-for-six reverse stock split; (c) a one-for-seven reverse stock split; (d) a one-for-eight reverse stock split; (e) a one-for-nine reverse stock split; (f) a one-for-ten reverse stock split; (g) a one-for-fifteen reverse stock split; or (h) a one-for-twenty reverse stock split; and

  (4)
  at the discretion of your proxies on any other matter that may be properly brought before the meeting.

Prior Agreement to Vote

        In connection with the Series A Stock financing described in Proposal One, our officers, directors and certain of our stockholders entered into a Voting Agreement pursuant to which such persons have agreed to vote in favor of Proposal One and Proposal Two of this proxy statement. As of October 1, 2012, the parties subject to the Voting Agreement held approximately 18.45% of our issued and outstanding Common Stock.

Voting Results

        Voting results will be announced at the Special Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Special Meeting.

Householding of Proxy Materials

        We are sending only one proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate proxy statement in the future, you may telephone our Corporate Secretary at (949) 753-0624 or write to him at CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618. If you have received multiple copies of our proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

        We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

        Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 29, 2012: The notice of special meeting of stockholders and this proxy statement are available at http://investors.combimatrix.com/annuals.cfm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information regarding the beneficial ownership of our Common Stock as of October 1, 2012 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding Common Stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

        Percentage ownership in the table below is based on 10,704,121 shares of Common Stock outstanding as of October 1, 2012. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of October 1, 2012 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the stockholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other stockholder.

        Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers and Directors
R. Judd Jessup(1)	419,927	3.82%
Scott R. Burell(2)	174,871	1.61%
Rick Hockett, M.D.	—	—
Mark McDonough	—	—
Scott Gottlieb, M.D.(3)	62,000	*
Mark P. McGowan(4)	378,432	3.49%
Martin R. Felsenthal(5)	2,294,151	20.12%
Wei Richard Ding	—	—
All current directors and executive officers as a group (8 persons)	3,329,381	27.61%
5% Stockholders Not Listed Above
Odyssey Value Advisors, LLC(6)	896,039	8.30%
Jay Gottlieb(7)	866,854	8.04%
Greggory Schneider(8)	692,409	6.42%
Michael Huffington(9)	1,061,882	9.83%

*
Less than 1.0%.

(1)
Includes 136,791 shares of Common Stock. Also includes options to purchase 225,000 shares of Common Stock and warrants to purchase 58,136 shares of Common Stock that were exercisable within 60 days of October 1, 2012. Shares and warrants are held by the R. Judd & Charlene L. Jessup Trust.

(2)
Includes 9,121 shares of Common Stock. Also includes options to purchase 161,875 shares of Common Stock and warrants to purchase 3,875 shares of Common Stock that were exercisable within 60 days of October 1, 2012.

(3)
Includes 2,000 shares of Common Stock and options to purchase 60,000 shares of Common Stock that were exercisable within 60 days of October 1, 2012.

(4)
Includes options to purchase 70,000 shares of Common Stock that were exercisable within 60 days of October 1, 2012. Also includes 230,918 shares of Common Stock and warrants exercisable within 60 days of October 1, 2012 to purchase 77,514 shares of Common Stock held by SAF Capital Fund LLC. SAF Capital Management LLC is the managing member of SAF Capital Fund LLC and Mr. McGowan is the managing member of SAF Capital Management LLC. As the managing member of SAF Capital Management LLC, Mr. McGowan may be deemed to beneficially own the securities held by SAF Capital Fund LLC. Mr. McGowan disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The securities held by SAF Capital Fund LLC are held in a marginable account, however, they have not specifically been utilized as collateral.

(5)
Includes 1,595,896 shares of Common Stock are held by HLM Venture Partners III, LP as well as warrants to purchase 678,255 shares of Common Stock that were exercisable within 60 days of October 1, 2012. Also includes options held by Mr. Felsenthal to purchase 20,000 shares of Common Stock that were exercisable within 60 days of October 1, 2012. Mr. Felsenthal is a Class A Member of HLM Venture Associates III, LLC which is the general partner of HLM Venture Partners III, LP. Mr. Felsenthal disclaims beneficial ownership of the securities held by HLM Venture Partners III, LP except to the extent of his pecuniary interest therein. The reported mailing address of HLM Venture Partners III, LP is 222 Berkeley Street, 21st Floor, Boston, Massachusetts 02116.

(6)
Includes 799,146 shares of Common Stock and warrants to purchase 96,893 shares of Common Stock that were exercisable within 60 days of October 1, 2012. The reported mailing address of Odyssey Value Advisors, LLC is 601 Montgomery Street, San Francisco, California 94111. Information based upon investor filings with the SEC.

(7)
Includes 789,340 shares of Common Stock and warrants to purchase 77,514 shares of Common Stock that were exercisable within 60 days of October 1, 2012. The reported mailing address of Jay Gottlieb is 27 Misty Brook Lane, New Fairfield, Connecticut 06812. Information based upon investor filings with the SEC.

(8)
Includes 608,500 shares of Common Stock and warrants to purchase 83,909 shares of Common Stock that were exercisable within 60 days of October 1, 2012. The reported mailing address of Greggory Schneider is 10445 Wilshire Blvd. #1806, Los Angeles, California 90024. Information based upon investor filings with the SEC.

(9)
Includes 968,865 shares of Common Stock and warrants exercisable within 60 days of October 1, 2012 to purchase 93,017 shares of Common Stock held by the Archangel Michael Foundation. The Archangel Michael Foundation is a tax-exempt private foundation and Michael Huffington has no economic interest in the securities held by such foundation. The reported mailing address of Michael Huffington is P.O. Box 4337, Houston, Texas 77210. Information based upon investor filings with the SEC.

PROPOSALS

PROPOSAL ONE—TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES A STOCK, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES A STOCK AND UPON EXERCISE OF CERTAIN WARRANTS ISSUED TO THE PURCHASERS OF OUR SERIES A STOCK, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION, DIVIDEND, "MAKE-WHOLE" AND REDEMPTION PROVISIONS OF SUCH SECURITIES, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK

Overview

        On September 28, 2012, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain accredited investors (the "Investors"), pursuant to which we sold and issued 1,050.70039 shares of our newly created Series A Stock to the Investors at a purchase price of $1,000 per share in an initial closing which occurred on October 1, 2012 (the "First Closing") and, subject to stockholder approval of this Proposal, we will sell and issue 1,449.29961 additional shares of Series A Stock to the Investors at a purchase price of $1,000 per share within five business days after such stockholder approval is obtained (the "Second Closing"). The $1,050,700.39 aggregate purchase price for the Series A Stock issued and sold in the First Closing was paid in cash and the $1,449,299.61 aggregate purchase price for the Series A Stock to be issued and sold in the Second Closing will be paid in cash.

        In addition to the issuance of the Series A Stock, at the First Closing we issued to each Investor a Warrant to purchase our Common Stock, initially exercisable for a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion at the initial conversion price of the Series A Stock acquired by such Investor. Pursuant to the Purchase Agreement, we have agreed to issue substantially similar warrants to the Investors at the Second Closing, initially exercisable for a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion at the initial conversion price of the Series A Stock acquired by such Investor at the Second Closing (together with the Warrants issued at the First Closing, the "Warrants"). The sale and issuance of the Series A Stock and Warrants at the First Closing, and the proposed sale and issuance of the Series A Stock and Warrants at the Second Closing, are collectively referred to herein as the "Series A Financing".

Reasons for the Series A Financing

        Our Board of Directors determined that the Series A Financing was advisable and in our best interest and in the best interest of our stockholders. We entered into the Series A Financing in order to raise funds necessary for general working capital purposes. The proceeds from the Series A Financing will allow us to expand our commercialization efforts regarding our molecular diagnostic tests.

Description of Series A Preferred Stock

        Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock we filed with the Delaware Secretary of State on September 28, 2012 (the "Certificate of Designation"), each share of Series A Stock is convertible at any time at the holder's option into shares of Common Stock at an initial conversion price of $0.49112 per share of Common Stock, which is 77.5% of the three day volume weighted average price ("VWAP") of one share of Common Stock immediately prior to the execution of the Purchase Agreement. The conversion price of the Series A Stock is subject to full-ratchet anti-dilution adjustment in the event we issue securities, other than certain excepted issuances, at a price below the then current conversion price.

        The conversion price of the Series A Stock will be reduced to the lesser of the then-applicable conversion price or 77.5% of the three day VWAP of one share of Common Stock immediately prior to each of the following dates: (i) each Effective Date, (ii) the date of the Second Closing and (iii) the 180th calendar day following each Effective Date. "Effective Date" means each date that a registration statement filed by us pursuant to the Registration Rights Agreement (described below) is declared effective by the Securities and Exchange Commission. In the event that a registration statement is not declared effective prior to the date that the shares being registered on such registration statement become eligible for resale pursuant to Rule 144 (without volume or manner restrictions), the date such shares may be sold pursuant to Rule 144 (without volume or manner restrictions) shall be deemed the "Effective Date." Investors may not short sell Common Stock during the three trading day measurement period prior to a conversion price reset. The conversion price of the Series A Stock also is subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

        The Series A Stock is non-voting (except to the extent required by law and except for certain consent rights relating to amending the certificate of incorporation or bylaws, and the like), but ranks senior to the Common Stock with respect to dividends and with respect to distributions upon a deemed dissolution, liquidation or winding-up of the Company. The Series A Stock is entitled to 6% accruing dividends per annum. The dividends are payable semi-annually in cash or, subject to certain conditions and at our election, in Common Stock. If the dividends are paid in Common Stock, the number of shares of Common Stock comprising the dividend on each share of Series A Stock will be valued at a 20% discount to the average of the daily VWAPs for the five-day trading period immediately prior to the dividend payment date. If the Series A Stock is converted into Common Stock prior to the third anniversary of its issuance date, we will pay to each holder of Series A Stock converting to Common Stock, as a "make-whole" payment in cash or, subject to certain conditions, in Common Stock, in an amount equal to $118 per $1,000 of stated value of Series A Stock so converted, less the aggregate amount of dividends previously paid on such converting Series A Stock. If the "make-whole" payment is made in Common Stock, the number of shares of Common Stock comprising the "make-whole" payment on each share of Series A Stock will be valued at a 20% discount to the average of the daily VWAPs for the five-day trading period immediately prior to the "make-whole" payment date.

        The holders of Series A Stock may require us to (A) redeem the Series A Stock for a cash payment of at least 130% of the stated value of the Series A Stock or (B) either redeem the Series A Stock in exchange for the issuance of Common Stock valued at a discount of 25% to the preceding 10 days' VWAPs or increase the dividend payable on the Series A Stock to 18% per annum, in each case dependent upon the occurrence of certain triggering events based upon (i) the failure of the initial registration statement to be declared effective as required by the Registration Rights Agreement; (ii) the lapse of effectiveness of one or more of the registration statements; (iii) the failure to timely deliver stock certificates; (iv) the breach of certain provisions of the Registration Rights Agreement; (v) the failure to pay certain liquidated damages or penalties required by the Certificate of Designation or Registration Rights Agreement; (vi) the failure to have available a sufficient number of authorized and unreserved shares of Common Stock to issue upon conversion of Series A Stock; (vii) the material, uncured failure by us to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of any of the transaction agreements; (viii) the redemption of any Common Stock, subject to certain exceptions; (ix) a change in control of the Company; (x) the bankruptcy, assignment for benefit of creditors, or similar insolvency event of the Company or its subsidiary; (xi) the delisting of the Common Stock for more than five trading days; or (xii) any monetary judgment or similar order for more than $500,000 against us, our subsidiary or any of our respective properties or other assets that is not covered by insurance and remains unvacated, unbonded or unstayed for a period of 45 calendar days.

        The Investors have agreed to be subject to a blocker, in both the Certificate of Designation and Warrants, that would prevent their Common Stock ownership at any given time from exceeding 4.99% (which may be increased, but not above 9.99%) of our outstanding Common Stock. For a period of 12 months following the First Closing, we have granted the Investors a right of first offer on certain of our future issuances of securities. We have also agreed to certain standstill provisions, pursuant to which, if the Second Closing does not occur, we may not issue any equity securities (or securities convertible into equity) until April 1, 2013 (except for certain exempt issuances). If the Second Closing does occur, we may not issue any equity securities (or securities convertible into equity) until 180 days following the Second

Closing (except for certain exempt issuances); provided, however, if the registration statements covering Common Stock issuable upon conversion of the Series A Stock and exercise of the Warrants sold and issued at both the First Closing and Second Closing are declared effective prior to March 1, 2013, then the restriction on our issuance of equity securities (or securities convertible into equity) will expire on March 1, 2013. In addition, until all Investors no longer hold Series A Stock or Warrants, (i) we may not sell any variable rate securities or dilutive securities except for certain exempt issuances; (ii) if stockholder approval of the Series A Stock financing is not obtained, we may not issue any securities (except for certain exempt issuances); and (iii) if we enter into a subsequent financing on more favorable terms than the Series A Stock financing, then the agreements between us and the Investors will be amended to include such more favorable terms.

Description of Warrants

        The exercise price of the Warrants issued at the First Closing is $0.95. At the Second Closing, the exercise price of the Warrants will be the lesser of (i) the exercise price of the Warrants issued at the First Closing and (ii) 120% of the market value (as defined by Nasdaq rules) of one share of Common Stock on date of the Second Closing. The Warrants have a 5 1/2 year term, are not exercisable for the first six months following issuance and include a cash-less exercise provision which is only applicable if the Common Stock underlying the Warrants is not subject to an effective registration statement or otherwise cannot be sold without restriction pursuant to Rule 144. The exercise price of the Warrants and the number of shares of Common Stock underlying the Warrants are subject to full-ratchet anti-dilution adjustment in the event we issue securities, other than certain excepted issuances, at a price below the then current exercise price.

Possible Effects on Rights of Existing Stockholders

        The Series A Stock is senior to our Common Stock with respect to dividends and liquidation preferences. The Purchase Agreement includes a right of first offer in favor of the Investors on certain of our future issuances of securities. The shares of our Common Stock do not have such preemptive rights. In addition, on certain matters, the separate approval of the holders of 67% of the stated value of the then outstanding Series A Stock may be required. Such matters include the Company or any subsidiary (a) incurring or guaranteeing any indebtedness for borrowed money of any kind (except for certain exclusions); (b) incurring any liens of any kind (except for certain exclusions); (c) amending its charter documents in any manner that materially and adversely affects any rights of a holder of Series A Stock; (d) repurchasing more than a de minimis number of shares of its capital stock or securities convertible into capital stock (except for certain exclusions); (e) paying cash dividends or distributions on securities junior to the Series A Stock; or (f) entering into any transaction with an affiliate which would be required to be disclosed in any public filing with the Securities and Exchange Commission, unless such transaction is made on an arm's-length basis and expressly approved by a majority of the disinterested directors of the applicable corporation.

        Existing stockholders also will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock (i) upon the conversion of the Series A Stock, (ii) as dividends and "make-whole" or redemption payments on the Series A Stock, and (iii) upon exercise of the Warrants. Upon conversion and exercise in full of the Series A Stock and Warrants issued at the First Closing and to be issued at the Second Closing (at the initial conversion price of $0.49112 per converted share of Common Stock), an aggregate of approximately 10.2 million additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The amount described above does not give effect to (i) the ownership blocker, (ii) the issuance of shares of Common Stock as dividends and "make-whole" or redemption payments, (iii) the issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Series A Stock or the Warrants, (iv) the effect of conversion price reset features of the Series A Stock, (v) the issuance of shares of Common Stock pursuant to other outstanding options and warrants of the Company or (vi) any other future issuances of our Common Stock. In the event of certain future dilutive issuances of stock, the actual conversion price of the Series A Stock and exercise price of the Warrants may differ from the initial conversion price and exercise price, and the Series A Stock and Warrants would become convertible and exercisable into a number of shares of Common Stock representing a higher percentage of our voting securities, which would cause additional dilution to our existing stockholders. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Related Agreements

        The Common Stock underlying the Series A Stock and Warrants has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In connection with the Series A Stock financing, however, we have entered into a Registration Rights Agreement with the Investors (the "Registration Rights Agreement"). The Registration Rights Agreement requires us, not later than 15 days after each closing, to file a registration statement with the SEC registering for resale (i) the shares of Common Stock issuable upon conversion of the Series A Stock, (ii) the shares of Common Stock issuable as dividends and "make-whole" payments on the Series A Stock, (iii) the shares of Common Stock issuable upon exercise of the Warrants, and (iv) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Certificate of Designation or the Warrants. We have agreed to cause the registration statements to be declared effective on or prior to the 90th day after the applicable closing, and we have agreed to file additional registration statements if necessary. Under the terms of the Registration Rights Agreement, we are obligated to maintain the effectiveness of the resale registration statements until all securities registered thereunder are sold or otherwise can be sold without restriction pursuant to Rule 144. The Registration Rights Agreement includes liquidated damages provisions in the event we fail to file or maintain the effectiveness of the registration statements. We do not plan to register the Series A Stock or the Warrants.

        In connection with the Series A Stock financing, our officers, directors and 10% or greater stockholders entered into a Voting Agreement (the "Voting Agreement") and a Lock-Up Agreement (the "Lock-Up Agreement"). Pursuant to the Voting Agreement, the parties thereto have agreed to vote in favor of the Series A Stock financing at the Special Meeting. Pursuant to the Lock-Up Agreement, the parties thereto have agreed, subject to certain exceptions, to not sell any Common Stock until the earlier of (i) 180 days following the effectiveness of the registration statements filed pursuant to the Registration Rights Agreement, or (ii) 180 days following the date all shares underlying Series A Preferred Stock and Warrants can be sold without restriction under Rule 144 of the Securities Act.

Reasons for Stockholder Approval

        Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (the "Nasdaq 20% Rule") requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Series A Stock, $0.49112, is less than the greater of the book or market value of our Common Stock immediately before the First Closing. In addition, the terms of the Series A Stock include anti-dilution adjustments and conversion price resets that could result in a reduction of the conversion price in the future. If this Proposal is approved and the Second Closing is consummated, the issuance of our Common Stock upon conversion of the Series A Stock and exercise of the Warrants will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq 20% Rule with respect to the issuance of the Common Stock upon conversion and exercise of the Series A Stock and Warrants.

        In addition, under Nasdaq Listing Rule 5635(b) prior stockholder approval is required for issuances of securities that will result in a "change of control" of the issuer (the "Nasdaq Change of Control Rule").

Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the Second Closing of the Series A Financing, Alpha Capital Anstalt, one of the Investors, assuming the conversion of its Series A Stock and exercise of its Warrants (in each case at the initial conversion and exercise prices, not taking into account the ownership blocker, any price-based or anti-dilution adjustments related to the Series A Stock or Warrants and not including the payment of dividends, "make-whole" or redemption payments on the Series A Stock), would own approximately 8,144,648 shares of our Common Stock, which is expected to represent approximately 39% of the total voting power of the Company's voting securities following the Second Closing of the Series A Financing (based on 10,704,121 shares of Common Stock outstanding as of October 1, 2012 and assuming the conversion and exercise in full of the Series A Stock and Warrants held by the other Investors following the Second Closing). We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq Change of Control Rule with respect to the issuance of the Common Stock upon conversion and exercise of the Series A Stock and Warrants.

        The Purchase Agreement requires us to submit this Proposal to the stockholders for approval on or before November 30, 2012. Approval of this Proposal will constitute approval pursuant to the Nasdaq 20% Rule and the Nasdaq Change of Control Rule. The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the Certificate of Designation, the Purchase Agreement, the Warrant, the Registration Rights Agreement, the Lock-Up Agreement and the Voting Agreement attached hereto as Appendices A through F, respectively, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Vote Required

        This Proposal to ratify the terms and issuance of our Series A Stock, and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series A Stock and upon exercise of certain warrants issued to the purchasers of our Series A Stock, including shares issuable pursuant to the anti-dilution, dividend, "make-whole" and redemption provisions of such securities, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such ratification and approval.

Recommendation

        The Board recommends that stockholders vote FOR ratification of the terms and issuance of our Series A Stock, and approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series A Stock and upon exercise of certain warrants issued to the purchasers of our Series A Stock, including shares issuable pursuant to the anti-dilution, dividend, "make-whole" and redemption provisions of such securities, exceeding 19.99% of our outstanding Common Stock.

        Our officers, directors and certain of our stockholders (who own an aggregate of approximately 1,974,726 shares of our Common Stock) have agreed to vote FOR Proposal One.

Unless marked otherwise, proxies received will be voted FOR Proposal One.

PROPOSAL TWO—TO APPROVE GRANTING OUR BOARD OF DIRECTORS THE AUTHORITY TO EXERCISE ITS DISCRETION TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (INCLUDING A CORRESPONDING INCREASE IN OUR TOTAL AUTHORIZED CAPITAL STOCK) TO ANY OF THE FOLLOWING AMOUNTS AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, AND ONCE APPROVED BY THE STOCKHOLDERS, THE TIMING OF THE AMENDMENT, IF AT ALL, AND THE SPECIFIC INCREASE IN THE AUTHORIZED AMOUNT TO BE EFFECTED, SHALL BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD OF DIRECTORS: (A) 50,000,000; (B) 75,000,000; (C) 100,000,000; OR (D) 125,000,000

Overview

        Our Certificate of Incorporation currently provides that we are authorized to issue two classes of stock, consisting of 25,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. As of October 1, 2012, approximately 10,704,121 shares of Common Stock were issued and outstanding, 1,050.70039 shares of Series A Stock were issued and outstanding, and 8,495,391 shares of Common Stock were reserved for issuance upon the exercise of outstanding options and warrants (including the Warrants issued at the First Closing) and the conversion of the issued and outstanding shares of Series A Stock at the initial conversion price. The remaining shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance.

        Each additional share of Common Stock authorized by the proposed amendment to our Certificate of Incorporation will have the same rights and privileges as each share of Common Stock presently authorized.

        While there are no statutory preemptive rights pursuant to which stockholders may receive or purchase any of the additional shares of Common Stock to be authorized by the proposed amendment, as previously described in this proxy statement on page 6 under the heading "Description of Series A Preferred Stock", each Investor has a right of first offer to participate in certain future issuances of securities by us, subject to compliance with our existing Investors Rights Agreement, dated April 4, 2011 (the "April 2011 Rights Agreement"), entered into in connection with the sale and issuance of Common Stock and warrants to certain accredited investors (the "April 2011 Investors") in April 2011 (the "April 2011 Financing"). Pursuant to the April 2011 Rights Agreement, each April 2011 Investor, for so long as such April 2011 Investor beneficially owns not less than 25% of the shares of Common Stock issued to it in the April 2011 Financing (treating the shares underlying such April 2011 Investor's warrants as if issued), has a right of first refusal to participate in certain future issuances of securities by us on a pro rata basis with their initial investment.

        The Board believes our current capital structure may be inadequate for our present and future needs. Accordingly, our Board believes it is advisable and in the best interests of the Company and our stockholders to approve granting our Board the authority to exercise its discretion to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to any of the following amounts at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific increase in the authorized amount to be effected, shall be determined in the sole discretion of our Board: (a) 50,000,000; (b) 75,000,000; (c) 100,000,000; or (d) 125,000,000. The Board has approved of the proposed amendment of our Certificate of Incorporation, subject to stockholder approval, that would increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to 50,000,000, 75,000,000, 100,000,000 or 125,000,000. Although stockholders are being asked to vote on each of the proposed authorized amounts, only one such proposal will be effected, if at all. Pending stockholder approval, the Board will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law

to elect, as it determines to be in our best interests and those of our stockholders, whether or not to effect an increase in the number of authorized shares of Common Stock, and if so, the specific number of authorized shares of Common Stock between and including 50,000,000 and 125,000,000, at any time before the first anniversary of this Special Meeting. The Board believes that stockholder approval of an amendment at each of the proposed numbers of authorized shares of Common Stock granting it the discretion to approve the specific increase in authorized shares of Common Stock to be effected, rather than approval of only one amount of increase at this time, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in our best interests and those of our stockholders.

        The full text of the form of proposed amendment of the Certificate of Incorporation is attached to this proxy statement as Appendix G. By approving this Proposal, stockholders will be approving granting the Board the authority to exercise its discretion to amend our Certificate of Incorporation pursuant to which the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) would be increased to any of 50,000,000, 75,000,000, 100,000,000 or 125,000,000, and authorizing the Board to file only one such amendment, as determined by the Board in the manner described herein. The Board at its discretion may also elect not to implement any increase in the number of authorized shares of Common Stock.

        If approved by the stockholders and following such approval the Board determines that effecting an increase in the number of authorized shares of Common Stock is in our best interests and those of our stockholders, the increase will become effective upon filing one such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of authorized shares approved by the stockholders and selected by the Board within the limits set forth in this Proposal. Only one such amendment will be filed, if at all, and the other amendments will be abandoned in accordance with Section 242(c) of the Delaware General Corporation Law.

        Under Section 242(c) of the Delaware General Corporation Law, the Board has reserved the right, notwithstanding the stockholders' approval of the proposed amendment of the Certificate of Incorporation at the Special Meeting, to abandon it at any time without further action by the stockholders before the amendment of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Certificate of Incorporation, including, if Proposal Three is approved by stockholders, what reverse stock split ratio is warranted based on overall trends in the stock market, recent changes and anticipated trends in the per share market price of our Common Stock, business developments, and our actual and projected financial performance. If the Board selects one of the larger reverse stock split ratios, as discussed more fully in Proposal Three below, the Board may decide to abandon the filing of the amendment of the Certificate of Incorporation proposed in this Proposal. If the Board fails to implement an increase in the number of authorized shares of Common Stock prior to the one-year anniversary of the Special Meeting, stockholder approval again would be required prior to implementing any increase in the number of authorized shares of Common Stock.

Purpose of Authorizing Additional Common Stock

        In light of the recent Series A Financing, the Board believes it is necessary and advisable to increase the number of authorized shares of Common Stock to ensure that a sufficient number of shares of Common Stock are available for issuance upon (i) conversion of the Series A Stock issued at the First Closing and to be issued at the Second Closing, (ii) as dividends, "make-whole" and redemption payments on the Series A Stock issued at the First Closing and to be issued at the Second Closing, and (iii) upon exercise of the Warrants issued at the First Closing and to be issued at the Second Closing. Each share of Series A Stock will initially convert into 2,036 shares of Common Stock, as more fully described in Proposal One of this proxy statement. As a result, upon full conversion (at the initial conversion price) of the Series A Stock and full exercise (at the initial number of shares exercisable) of the Warrants issued at the

First Closing and to be issued at the Second Closing, we potentially could issue up to approximately 10.2 million shares of Common Stock (not taking into account any price-based or anti-dilution adjustments related to the Series A Stock or Warrants and not including the payment of dividends, "make-whole" or redemption payments on the Series A Stock). If certain conversion price resets or anti-dilution protections are triggered, as described in Proposal One, it is possible that the number of shares Common Stock issuable upon conversion of the Series A Stock and exercise of the Warrants would be much greater. The Board, therefore, deems it advisable to increase the number of authorized shares of Common Stock by a sufficient number of shares in order to avoid the delay and expense incident to obtaining stockholder approval of a further increase.

        The authorization of additional shares of Common Stock would give our Board the express authority to issue such shares of Common Stock from time to time as our Board deems necessary. Our Board believes it is necessary and advisable to have the ability to issue such additional shares of Common Stock for any proper corporate purpose beyond what is necessary in connection with the Series A Financing including, but not limited to, option and warrant grants, convertible debt and equity financings, and any possible future acquisitions. Our Board believes that having these additional shares available will provide the Board with the flexibility it needs to respond quickly, and without the delays inherent in obtaining stockholder approval, should shares be required for these or any other corporate purposes. The additional shares of Common Stock would be available for issuance by our Board without any future action by the stockholders, unless such action were specifically required by applicable law or the rules of The Nasdaq Capital Market, and for such consideration that our Board may determine is appropriate and as may be permitted by applicable law

        If our Certificate of Incorporation is not amended as set forth in this Proposal, and Proposal Three is not approved, we may have no ability to undertake further equity or convertible debt financing.

Possible Effects of Increase in Authorized Common Stock

        If this Proposal is approved by the stockholders, our Board will have the authority to issue the additional authorized shares of Common Stock, or any part thereof, without further action by the stockholders except as required by law or applicable requirements of The Nasdaq Capital Market. In addition to the issuance of additional Common Stock, our Certificate of Incorporation, as amended, currently empowers our Board to authorize the issuance of one or more series of Preferred Stock without stockholder approval.

        The proposed increase in the authorized number of shares of Common Stock could have an anti-takeover effect, in that additional shares could be issued, within the limits imposed by applicable law, in one or more transactions that could discourage, delay or make more difficult a change in control or takeover of the Company, although this is not the present intent of our Board. For example, additional shares could be issued by us to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company and thereby increase the cost of acquiring a given percentage of our outstanding stock. Similarly, the issuance of additional shares to certain persons allied with our management and/or Board could have the effect of making it more difficult to remove our current management and/or directors by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this Proposal to increase the authorized number of shares of Common Stock has been prompted by business considerations and not by the threat of any hostile takeover attempt (nor is our Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the amendment to the Certificate of Incorporation could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

        In addition, the issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in our earnings and book value (or decrease in our net loss), an increase in the aggregate number of outstanding shares of the Common Stock caused by the issuance of additional shares would dilute the earnings per share and book value per share (or increase the loss per share) of all outstanding shares of our capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

        While authorization of the additional shares will not directly dilute the proportionate voting power or other rights of existing stockholders, future issuances of Common Stock enabled by authorization of the additional shares could reduce the proportionate ownership of existing holders of Common Stock, and, depending on the price at which such shares are issued, may be dilutive to the existing stockholders.

Vote Required

        This Proposal to approve granting our Board the authority to exercise its discretion to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to any of the following amounts at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific increase in the authorized amount to be effected, shall be determined in the sole discretion of our Board: (a) 50,000,000; (b) 75,000,000; (c) 100,000,000; or (d) 125,000,000, will be approved if the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote at the Special Meeting vote in favor of this Proposal.

Recommendation

        The Board recommends that stockholders vote FOR approval of granting our Board the authority to exercise its discretion to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to any of the following amounts at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific increase in the authorized amount to be effected, shall be determined in the sole discretion of our Board: (a) 50,000,000; (b) 75,000,000; (c) 100,000,000; or (d) 125,000,000.

        Our officers, directors and certain of our stockholders (who own an aggregate of approximately 1,974,726 shares of our Common Stock) have agreed to vote FOR Proposal Two.

Unless marked otherwise, proxies received will be voted FOR Proposal Two.

PROPOSAL THREE—TO APPROVE GRANTING OUR BOARD OF DIRECTORS THE AUTHORITY TO EXERCISE ITS DISCRETION TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK, IF NECESSARY TO REGAIN COMPLIANCE WITH THE NASDAQ CAPITAL MARKET'S MINIMUM BID REQUIREMENT, AT ANY OF THE FOLLOWING EXCHANGE RATIOS AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, AND ONCE APPROVED BY THE STOCKHOLDERS, THE TIMING OF THE AMENDMENT, IF AT ALL, AND THE SPECIFIC REVERSE SPLIT RATIO TO BE EFFECTED, SHALL BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD OF DIRECTORS: (A) A ONE-FOR-FIVE REVERSE STOCK SPLIT; (B) A ONE-FOR-SIX REVERSE STOCK SPLIT; (C) A ONE-FOR-SEVEN REVERSE STOCK SPLIT; (D) A ONE-FOR-EIGHT REVERSE STOCK SPLIT; (E) A ONE-FOR-NINE REVERSE STOCK SPLIT; (F) A ONE-FOR-TEN REVERSE STOCK SPLIT; (G) A ONE-FOR-FIFTEEN REVERSE STOCK SPLIT; OR (H) A ONE-FOR-TWENTY REVERSE STOCK SPLIT

Overview

        Our Board believes it is advisable and in the best interests of the Company and our stockholders to approve granting the Board the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if necessary to regain compliance with The Nasdaq Capital Market's minimum bid requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected shall be determined in the sole discretion of our Board of Directors: (A) a one-for-five reverse stock split; (B) a one-for-six reverse stock split; (C) a one-for-seven reverse stock split; (D) a one-for-eight reverse stock split; (E) a one-for-nine reverse stock split; (F) a one-for-ten reverse stock split; (G) a one-for-fifteen reverse stock split; or (H) a one-for-twenty reverse stock split. The Board has approved of the proposed amendment of our Certificate of Incorporation, subject to stockholder approval, that would effect a reverse stock split in which each five, six, seven, eight, nine, ten, fifteen or twenty issued and outstanding shares of our Common Stock would be combined and converted into one share. Although stockholders are being asked to vote on each of the proposed reverse split exchange ratios, only one such proposal will be effected, if at all. Pending stockholder approval, the Board will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in our best interests and those of our stockholders, whether or not to effect a reverse stock split, and if so, the specific number of shares of our Common Stock between and including five and twenty which will be combined into one share of our Common Stock, at any time before the first anniversary of this Special Meeting. The Board believes that stockholder approval of an amendment at each of the proposed reverse split ratios granting it the discretion to approve the specific ratio to be effected, rather than approval of only one exchange ratio at this time, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in our best interests and those of our stockholders.

        The full text of the form of proposed amendment of the Certificate of Incorporation is attached to this proxy statement as Appendix H. By approving this Proposal, stockholders will be approving granting the Board the authority to exercise its discretion to amend our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including five and twenty would be combined into one share of our Common Stock, and authorizing the Board to file only one such amendment, as determined by the Board in the manner described herein. The Board at its discretion may also elect not to implement any reverse stock split.

        If approved by the stockholders and following such approval the Board determines that effecting a reverse stock split is in our best interests and those of our stockholders, the reverse stock split will become effective upon filing one such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares approved by the stockholders and selected by the Board within the limits set forth in this Proposal to be combined into one share of our Common Stock. Only one such amendment will be filed, if at all, and the other amendments will be abandoned in accordance with Section 242(c) of the Delaware General Corporation Law.

        Although we presently intend to effect the reverse stock split only if necessary to regain compliance with The Nasdaq Capital Market's minimum bid requirement and we have received a notice from Nasdaq suggesting that a reverse split may be required to ensure our ability to regain compliance, under Section 242(c) of the Delaware General Corporation Law, the Board has reserved the right, notwithstanding the stockholders' approval of the proposed amendment of the Certificate of Incorporation at the Special Meeting, to abandon it at any time without further action by the stockholders before the amendment of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Certificate of Incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per share market price of our Common Stock, business developments, and our actual and projected financial performance. If the closing bid price of our Common Stock on The Nasdaq Capital Market reaches a minimum of $1.00 per share and remains at or above that level for a minimum of ten consecutive trading days (or longer, if required by the Nasdaq Listing Qualifications Panel), as discussed more fully below, the Board may decide to abandon the filing of the proposed amendment of the Certificate of Incorporation. If the Board fails to implement a reverse stock split prior to the one-year anniversary of the Special Meeting, stockholder approval again would be required prior to implementing any reverse stock split.

Purpose and Background of the Reverse Stock Split

        Our primary objective in effectuating the reverse stock split would be to attempt to raise the per share trading price of our Common Stock in an effort to continue our listing on The Nasdaq Capital Market. To maintain listing, The Nasdaq Capital Market requires, among other things, that our Common Stock maintain a minimum bid of $1.00 per share.

        On June 26, 2012, we received notice from Nasdaq that our Common Stock had failed to maintain Nasdaq's minimum closing bid price requirement of $1.00 per share and that we were being given 180 days to demonstrate compliance with this requirement or to face delisting of our Common Stock from The Nasdaq Capital Market. The Board is seeking approval for the authority to effectuate the reverse stock split as a means of increasing the share price of our Common Stock at or above $1.00 per share in order to avoid further action by The Nasdaq Capital Market. We expect that the reverse stock split will increase the bid price per share of our Common Stock above the $1.00 per share minimum price, thereby satisfying this listing requirement. However, there can be no assurance that the reverse stock split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our Common Stock on The Nasdaq Capital Market.

        In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

        We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company's market capitalization. If the reverse stock split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

        We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of our Common Stock begins a declining trend after the reverse stock split is effected.

        There can be no assurance that the reverse stock split will achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the reverse stock split will increase proportionately with the reverse stock split, or that any increase will be sustained for any period of time.

        If stockholders do not approve this Proposal and our stock price does not otherwise increase to greater than $1.00 per share for at least 10 consecutive trading days before December 23, 2012, we expect our Common Stock to be subject to a delisting action by Nasdaq. We believe the reverse stock split is the most likely way to assist the stock price in reaching the minimum bid level required by Nasdaq, although effecting the reverse stock split cannot guarantee that we will be in compliance with the minimum bid requirement for even for the minimum 10-day trading period required by Nasdaq. Furthermore, the reverse stock split cannot guarantee we will be in compliance with either the market capitalization, net worth or stockholders' equity criteria required to maintain our Nasdaq Capital Market listing.

        If our Common Stock were delisted from The Nasdaq Capital Market, trading of our Common Stock would thereafter be conducted on the OTC Bulletin Board or the "pink sheets". As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our Common Stock. To relist shares of our Common Stock on Nasdaq, we would be required to meet the initial listing requirements for either The Nasdaq Capital Market or The Nasdaq Global Market, which are more stringent than the maintenance requirements.

        As described in Proposal One of this proxy statement, if our Common Stock were delisted from The Nadaq Capital Market, the holders of Series A Stock may require us to either (a) redeem the Series A Stock for a cash payment of at least 130% of the stated value of the Series A Stock or (b) either redeem the Series A Stock in exchange for the issuance of Common Stock valued at a discount of 25% to the preceding 10 VWAPs or increase the dividend payable on the Series A Stock to 18% per annum. The delisting of our Common Stock would also restrict us from paying dividends on the Series A Stock in shares of our Common Stock.

        In addition, if our Common Stock were delisted from The Nasdaq Capital Market and the price of our Common Stock were below $5.00 at such time, such stock would come within the definition of "penny stock" as defined in the Securities Exchange Act of 1934, as amended and would be covered by Rule 15g-9 of the Securities Exchange Act of 1934. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. These additional sales practice restrictions will make trading in our Common Stock more difficult and the market less efficient.

        We are not aware of any present efforts by anyone to accumulate our Common Stock, and the proposed reverse stock split is not intended to be an anti-takeover device.

The Reverse Stock Split May Not Result in an Increase in the Per Share Price of Our Common Stock; There Are Other Risks Associated with the Reverse Stock Split

        We cannot predict whether the reverse stock split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

  •
  the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by The Nasdaq Capital Market;

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  we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market;

  •
  the market price per share of our Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares outstanding before the reverse stock split;

  •
  the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or

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  the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

        The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Principal Effects of Reverse Stock Split on Market for Common Stock

        On October     , 2012, the closing bid price for our Common Stock on The Nasdaq Capital Market was $             per share. By decreasing the number of shares of Common Stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price will be increased. The greater the market price rises above $1.00 per share, the less risk there will be that we will fail to meet the requirements for maintaining the listing of our Common Stock on The Nasdaq Capital Market. However, there can be no assurance that the market price of the Common Stock will rise to or maintain any particular level or that we will at all times be able to meet the requirements for maintaining the listing of our Common Stock on The Nasdaq Capital Market.

Principal Effects of Reverse Stock Split on Common Stock and Preferred Stock; No Fractional Shares

        If stockholders approve granting the Board the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split, and if the Board decides to effectuate such amendment and reverse stock split, the principal effect of the reverse stock split will be (i) to reduce the number of issued and outstanding shares of our Common Stock, in accordance with an exchange ratio approved by the stockholders and determined by the Board as set forth in this Proposal, from approximately 10,704,121 shares to between and including approximately 2,140,824 and 535,206 shares, depending on which reverse stock ratio is effectuated by the Board and based upon the number of shares outstanding at the time such reverse stock split is effectuated, (ii) to reduce the number of shares of our Common Stock issuable upon conversion of our issued and outstanding Series A Stock from 2,139,393 shares to between and including approximately 427,879 and 106,970 shares, depending on which reverse stock ratio is effectuated by the Board, and (iii) to reduce the number of shares of our Common Stock issuable upon conversion of our Series A Stock to be issued at the Second Closing from 2,951,006 shares to between and including approximately 590,201 and 147,550 shares, depending on which reverse stock ratio is effectuated by the Board. Except as described above, the reverse stock split will not affect the Series A Stock. The total number of shares of Common Stock each stockholder holds will be reclassified automatically into the number of shares of Common Stock equal to the number of shares of Common Stock each stockholder held immediately before the reverse stock split divided by the exchange ratio approved by the stockholders and determined by the Board as set forth in this Proposal. If the number of shares of Common Stock a stockholder holds is not evenly divisible by such exchange ratio, that stockholder will not receive a fractional share but instead will receive, upon surrender of stock certificates representing such shares of Common Stock, cash in an amount equal to the fraction of a share that stockholder otherwise would have been entitled to receive multiplied by the last sale price (as adjusted to reflect the reverse stock split) of the Common Stock as last reported on The Nasdaq Capital Market on the trading day before the reverse stock split takes effect. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein. Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

        The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests, except to the extent that the reverse stock split results in any stockholders owning a fractional share. As described above, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split stockholders to the extent there are stockholders presently holding fewer shares than between and including five and twenty shares, depending on the exchange ratio selected by the Board. This, however, is not the purpose for which we are proposing to effect the reverse stock split and we are not aware that we have any stockholders who hold so few shares that they will be cashed out. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The par value of our Common Stock and Preferred Stock would remain unchanged at $0.001 per share. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

        Upon effectiveness of the reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially because the proposed amendment will not reduce the number of authorized shares while it will reduce the number of outstanding shares by a factor of between and including five and twenty, depending on the exchange ratio selected by the Board. In other words, if stockholders approve Proposals Two and Three and our Board effectuates both amendments, the number of authorized but unissued shares of Common Stock would increase from approximately 14,295,879 shares to between and including approximately 122,859,176 and 124,464,794 shares. If stockholders approve Proposals Two and Three, we will continue to have 4,998,949.29961 authorized but unissued shares of Preferred Stock (not taking into account the Series A Stock to be sold and issued at the Second Closing). Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock. Our future capital needs will be highly dependent on our ability to increase our revenue and control expenses. Thus, any projections of future cash needs and cash flows are subject to substantial uncertainty. If our available funds and cash generated from operations are insufficient to satisfy our liquidity requirements, we may seek to sell additional equity or debt securities, obtain a line of credit or curtail our existing operations. In addition, from time to time we may evaluate other methods of financing to meet our capital needs on terms that we believe are attractive.

Principal Effects of Reverse Stock Split on Outstanding Options, Warrants and Series A Stock

        As of the Record Date, we had outstanding stock options to purchase an aggregate of            shares of Common Stock with exercise prices per share ranging from $            to $            per share; warrants to purchase an aggregate of            shares of Common Stock (including the Warrants issued at the First Closing) with exercise prices per share ranging from $            to $            per share; and shares of Series A Stock convertible into 2,139,393 shares of Common Stock (at the initial conversion price). If the Second Closing is consummated, we will have additional warrants outstanding to purchase 2,951,006 shares of Common Stock, with an exercise price of no greater than $0.95 per share; and additional shares of Series A Stock outstanding, convertible into 2,951,006 shares of Common Stock. Under the terms of the options, warrants and Series A Stock, when the reverse stock split becomes effective, the number of shares of Common Stock covered by each of them will be reduced to between and including one-fifth and one-twentieth the number currently covered and the exercise or conversion price per share will be increased by between and including five and twenty times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the reverse stock split. The number of shares reserved under our option plan will decrease to between and including one-fifth and one-twentieth of the number of shares currently included in such plan.

Principal Effects of Reverse Stock Split on Legal Ability to Pay Dividends

        The Board has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the reverse stock split will have any effect with respect to future distributions, if any, to our holders of Common Stock. As described in Proposal One, the Series A Stockholders have a right to dividends, paid in either cash or Common Stock. The reverse stock split will not have any effect on our payment of such dividends.

Accounting Matters

        The reverse stock split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our Common Stock will be reduced by a factor of between and including five and twenty. In other words, stated capital will be reduced to between and including one-fifth and one-twentieth of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect

        The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company). However, this Proposal is not being proposed to facilitate implementing a poison pill in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Procedure for Effecting Reverse Stock Split; Exchange of Stock Certificates; Payment for Fractional Shares

        If the stockholders approve granting the Board the authority to exercise its discretion to effectuate the reverse stock split and if the Board determines that the reverse stock split is necessary to maintain listing on The Nasdaq Capital Market, we will file the proposed amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The reverse stock split will become effective at the time specified in the amendment, which will most likely be the date of the filing of the amendment and which we refer to as the "effective time." Beginning at the effective time, each certificate representing outstanding pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Common Stock.

        We will appoint Computershare, 520 Pike Street, Suite 1220, Seattle, Washington 98101, (800) 736-3001, to act as exchange agent for Common Stockholders in connection with the reverse stock split. We will deposit with the exchange agent, as soon as practicable after the effective time, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse stock split. The funds required to purchase the fractional share interests are available and will be paid from our current cash reserves. Our stockholder list shows that some of our outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the reverse stock split or the total amount we will be required to pay for fractional share interests. However, we do not expect that amount will be material.

        As of the Record Date, we had approximately            Common Stockholders of record (although we had significantly more beneficial holders). We do not expect the reverse stock split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse stock split.

        As soon as practicable after the effective time, we will mail a letter of transmittal to each Common Stockholder. Each Common Stockholder will be able to obtain a certificate evidencing its post-reverse-split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Common Stockholders will not receive certificates for post-reverse stock split shares unless and until their old certificates are surrendered to the exchange agent together with the properly completed and executed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders should not destroy any stock certificates and should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each Common Stockholder's new stock certificate and payment in lieu of any fractional share promptly after receipt of that stockholder's properly completed letter of transmittal and old stock certificate(s).

        Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

        Even if the stockholders approve the reverse stock split, the Board reserves the right to not effect the reverse stock split if in the Board's opinion it would not be in our best interests or those of our stockholders to effect such reverse stock split.

No Dissenters' Rights

        Under the Delaware General Corporation Law, stockholders are not entitled to dissenter's rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Material Federal Income Tax Consequences of the Reverse Stock Split

        The following is a summary of material federal income tax consequences of the reverse stock split to holders of our Common Stock and to the Company. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing, proposed and temporary Treasury regulations promulgated thereunder, Internal Revenue Service ("IRS") rulings, administrative pronouncements and judicial decisions in effect as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The summary does not address all aspects of federal income taxation that may apply to a stockholder as a result of the reverse stock split and is included for general information only. In addition, the summary does not address any state, local or foreign income or other tax consequences of the reverse stock split.

        The summary does not address tax consequences to stockholders that are subject to special tax rules, including, without limitation, banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships, estates, trusts and tax-exempt entities. The summary further assumes that stockholders have held our Common Stock subject to the reverse stock split as a capital asset within the meaning of Section 1221 of the Code, and will continue to hold such Common Stock as a capital asset following the reverse stock split.

        THE FOLLOWING DISCUSSION IS BASED ON CURRENT LAW AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE REVERSE STOCK SPLIT. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE.

        No gain or loss should be recognized by Common Stockholders as a result of the reverse stock split, except for cash payments received in lieu of fractional shares, the tax consequences of which are described below. The aggregate tax basis of the new Common Stock received by Common Stockholders (including any fraction of new Common Stock deemed to have been received) will be the same as their aggregate adjusted tax basis in their existing Common Stock. The holding period of the new Common Stock received as a result of the reverse stock split will include the period during which a Common Stockholder held the Common Stock surrendered in the reverse stock split.

        Common Stockholders who receive cash in lieu of fractional shares of the new Common Stock in the reverse stock split will be treated as having sold such fractional shares for cash, and will generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and their tax basis in their fractional share. The gain or loss will be long-term capital gain or loss if a stockholder's holding period for his or her new Common Stock exceeds 12 months.

        The reverse stock split will be treated as a tax-free recapitalization of the Company under the Code. Consequently, the Company will not recognize any gain or loss as a result of the reverse stock split.

        THE COMPANY'S VIEW REGARDING THE TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT IS NOT BINDING ON THE IRS OR THE COURTS. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR CONCERNING ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Vote Required

        This Proposal to approve granting the Board the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if necessary to regain compliance with The Nasdaq Capital Market's minimum bid requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected, shall be determined in the sole discretion of our Board of Directors: (A) a one-for-five reverse stock split; (B) a one-for-six reverse stock split; (C) a one-for-seven reverse stock split; (D) a one-for-eight reverse stock split; (E) a one-for-nine reverse stock split; (F) a one-for-ten reverse stock split; (G) a one-for-fifteen reverse stock split; or (H) a one-for-twenty reverse stock split, will be approved if the holders of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote at the Special Meeting vote in favor of this Proposal.

Recommendation

        The Board recommends that stockholders vote FOR approval of granting the Board the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if necessary to regain compliance with The Nasdaq Capital Market's minimum bid requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected, shall be determined in the sole discretion of our Board of Directors: (A) a one-for-five reverse stock split; (B) a one-for-six reverse stock split; (C) a one-for-seven reverse stock split; (D) a one-for-eight reverse stock split; (E) a one-for-nine reverse stock split; (F) a one-for-ten reverse stock split; (G) a one-for-fifteen reverse stock split; or (H) a one-for-twenty reverse stock split.

Unless marked otherwise, proxies received will be voted FOR Proposal Three.

OTHER BUSINESS

        We know of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the stockholders at the Special Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

DESCRIPTION OF CAPITAL STOCK

General

        The Company's authorized capital stock currently consists of 25,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share. Based on the number of shares, options, and warrants outstanding as of October 1, 2012, there were 10,704,121 outstanding shares of Common Stock, 1,050.70039 outstanding shares of Series A Stock, outstanding options to purchase 1,409,361 shares of Common Stock, and outstanding warrants to purchase 4,946,637 shares of Common Stock. If stockholders approve Proposal Two set forth above in this proxy statement and our Board effectuates the amendment described under Proposal Two, the Company's authorized capital stock will consist of up to 125,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share.

Common Stock

        As of October 1, 2012, there were 10,704,121 shares of Common Stock outstanding. Holders of the Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders. Holders of Common Stock are entitled to receive ratably any dividends that may be declared by the Board out of legally available funds, subject to preferential dividend rights of any outstanding Preferred Stock. Upon the Company's liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably the Company's net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding Preferred Stock. Except as described in Proposals One and Two with respect to the Investors and the April 2011 Investors, holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are also subject to, and may be adversely affected by, the rights of holders of Series A Stock or shares of any other series of Preferred Stock which the Company may designate and issue in the future without further stockholder approval.

Preferred Stock

        Board is currently authorized without further stockholder approval to issue from time to time up to an aggregate of 5,000,000 shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights, qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series without further vote or action by the stockholders. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of management without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

        As of October 1, 2012, there were 1,050.70039 shares of Series A Stock outstanding. A summary of the terms of the Series A Stock is set forth above in Proposal One of this proxy statement and is incorporated here by this reference. The outstanding shares of Series A Stock are fully paid and nonassessable.

Anti-Takeover Effects of Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws

        Our Certificate of Incorporation and bylaws contain a number of provisions that could make our acquisition by means of a tender or exchange offer, a proxy contest or otherwise more difficult. These provisions are summarized below.

        Removal of Directors.    Our Certificate of Incorporation provides that our directors may only be removed by the affirmative vote of holders of at least two-thirds of the shares entitled to vote at a meeting called for that purpose or, where such action is approved by a majority of the directors, the affirmative vote of the holders of a majority of the shares entitled to vote. Although our bylaws do not give the Board the power to approve or disapprove stockholder nominations for the election of directors or of any other business stockholders desire to conduct at an annual or any other meeting, the bylaws may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular annual meeting if the proper procedures are not followed, or discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control, even if the conduct of that solicitation or attempt might be beneficial to our stockholders.

        Special Meetings.    Our bylaws provide that special meetings of stockholders can be called by our President, our Chairman or our Board at any time.

        Undesignated Preferred Stock.    The ability to authorize undesignated Preferred Stock makes it possible for our Board to issue Preferred Stock with voting or other rights or preferences that could impede the success of any attempt to acquire us. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management of our company.

        Delaware Anti-Takeover Statute.    We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging under certain circumstances in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

  •
  Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder.

  •
  Upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer.

  •
  On or subsequent to the date of the transaction, the business combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

        Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation's outstanding voting securities. We expect the existence of this provision to have an anti-takeover effect with respect to transactions our Board does not approve in advance. We also anticipate that Section 203 may also discourage attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

        The provisions of Delaware law, our Certificate of Incorporation and our bylaws could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. These provisions may also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

Registration Rights

        The Company is a party to registration rights agreements with various third parties.

Warrants

        As of October 1, 2012, various third parties held outstanding warrants to purchase 4,946,637 shares of our Common Stock at exercise prices ranging from $0.95 to $13.65. Of this amount, as of October 1, 2012, the Investors held outstanding warrants to purchase 2,139,393 shares of our Common Stock at an exercise price of $0.95 per share.

Transfer Agent and Registrar

        The Transfer Agent and Registrar for our Common Stock is Computershare.

Listing

        Our Common Stock is listed on The Nasdaq Capital Market under the symbol "CBMX".

STOCKHOLDER PROPOSALS

        Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

        Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting"). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than January 24, 2013, which is 120 calendar days prior to the anniversary date of the mailing of our proxy statement for our 2012 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

        The proxies to be solicited by us through our Board for our 2013 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder's proposal not later than April 9, 2013, which is 45 calendar days prior to the anniversary date of the mailing of the proxy statement for our 2012 Annual Meeting.

        Stockholder proposals must be in writing and should be addressed to c/o CombiMatrix Corporation, Attention: Corporate Secretary, 310 Goddard, Suite 150, Irvine, California 92618. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the 2013 Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

        We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Special Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

R. Judd Jessup President and Chief Executive Officer
October , 2012 Irvine, California

APPENDIX A

COMBIMATRIX CORPORATION

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A 6% CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

        The undersigned, R. Judd Jessup and Scott R. Burell, do hereby certify that:

          1.     They are the President and Secretary, respectively, of CombiMatrix Corporation, a Delaware corporation (the "Corporation").

          2.     The Corporation is authorized to issue 5,000,000 shares of preferred stock, none of which have been issued.

          3.     The following resolutions were duly adopted by the board of directors of the Corporation (the "Board of Directors"):

        WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

        WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 4,000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby designate and provide for the creation and issuance of a series of preferred stock and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF SERIES A PREFERRED STOCK

        Section 1.    Definitions.    For the purposes hereof, the following terms shall have the following meanings:

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

          "Alternate Consideration" shall have the meaning set forth in Section 7(e).

          "Bankruptcy Event" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

          "Base Conversion Price" shall have the meaning set forth in Section 7(b).

          "Beneficial Ownership Limitation" shall have the meaning set forth in Section 6(d).

          "Board of Directors" means the board of directors of the Corporation.

          "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Buy-In" shall have the meaning set forth in Section 6(c)(iv).

          "Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 40% of the voting securities of the Corporation (other than by means of conversion or exercise of Series A Preferred Stock and the Securities issued together with the Series A Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

          "Closing Date" means, respectively, the date of the First Closing or the date of the Second Closing, and means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount as to the applicable Closing and (ii) the Corporation's obligations to deliver the Securities as to the applicable Closing, in each case, have been satisfied or waived.

          "Closing Dates" means, collectively, the dates of the First Closing and the Second Closing.

          "Closing(s)" means the closing(s) of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

          "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

          "Commission" means the United States Securities and Exchange Commission.

          "Common Stock" means the Corporation's common stock, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

          "Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Conversion Amount" means the sum of the Stated Value at issue.

          "Conversion Date" shall have the meaning set forth in Section 6(a).

          "Conversion Price" shall have the meaning set forth in Section 6(b).

          "Conversion Shares" means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms hereof.

          "Conversion Shares Registration Statement" means one or more registration statements that registers the resale of some or all of the Conversion Shares of the Holders, who shall be named as "selling stockholders" therein and meets the requirements of the Registration Rights Agreement.

          "Dilutive Issuance" shall have the meaning set forth in Section 7(b).

          "Dilutive Issuance Notice" shall have the meaning set forth in Section 7(b).

          "Dividend Conversion Rate" means 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date.

          "Dividend Conversion Shares" shall have the meaning set forth in Section 3(a).

          "Dividend Notice Period" shall have the meaning set forth in Section 3(a).

          "Dividend Payment Date" shall have the meaning set forth in Section 3(a).

          "Dividend Share Amount" shall have the meaning set forth in Section 3(a).

          "Effective Date" means each date that a Conversion Shares Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is declared effective by the Commission.

          "Equity Conditions" means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all liquidated damages and other amounts owing and then lawfully payable under this Certificate of Designation to the applicable Holder in respect of the Series A Preferred Stock, (c)(i) there is an effective Conversion Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issued and issuable pursuant to the then outstanding Series A Preferred Stock (including, all Conversion Shares, Warrant Shares and shares issuable in lieu of cash payments of dividends and Make-Whole Payments, and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) permitted by the Commission to be resold thereunder or (ii) all of the Underlying Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation, (d) the Common Stock is trading on a Trading Market (other than the OTC Bulletin Board) and all of the Underlying Shares are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the Underlying Shares, (f) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (g) the issuance of the shares in question (or, in the case of a redemption, the shares issuable upon conversion in full of the redemption amount) to the applicable Holder would not violate the limitations set forth in Section 6(d) and Section 6(e) herein, (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (i) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (j) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the daily dollar trading volume for the Common Stock on the principal Trading Market exceeds $75,000 per Trading Day.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing service to the Corporation (provided such contractors shall not be in the investor relations field and such issuances shall be limited to up to 50,000 shares in any 12 month period (subject to adjustment for reverse and forward stock splits and the like) and be issued at or above the then market price), officers or directors of the Corporation pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) Securities issued and issuable pursuant to the Purchase Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to Section 3 or Section 10 of the Certificate of Designation, (d) securities issued to the Corporation by its Subsidiaries, and (e) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities

          "Fundamental Transaction" shall have the meaning set forth in Section 7(e).

          "GAAP" means United States generally accepted accounting principles.

          "Holder" means the Persons who hold the Series A Preferred Stock at any given time..

          "Indebtedness" means (a) any liabilities for borrowed money or amounts owed in excess of $300,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $300,000 due under leases required to be capitalized in accordance with GAAP.

          "Issuable Maximum" shall have the meaning set forth in Section 6(e).

          "Junior Securities" means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series A Preferred Stock in dividend rights or liquidation preference.

          "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          "Liquidation" shall have the meaning set forth in Section 5.

          "Lock-Up Agreement" means the Lock-Up Agreement, dated as of the date of the Purchase Agreement, by and among the Corporation and the directors, officers, and 10% or greater stockholders of the Corporation, in the form of Exhibit F attached to the Purchase Agreement.

          "Make-Whole Payment" shall have the meaning set forth in Section 3(a).

          "New York Courts" shall have the meaning set forth in Section 11(d).

          "Notice of Conversion" shall have the meaning set forth in Section 6(a).

          "Original Issue Date" means the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

          "Permitted Indebtedness" means (a) the Indebtedness existing on the Original Issue Date and set forth in the SEC Reports, (b) lease obligations and purchase money indebtedness of up to $300,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (c) Indebtedness incurred to any federal or state licensed bank or commercial lending institution provided that such banks or institutions are not primarily in the business of acquiring securities and (d) building lease obligations and microarray platform capital lease obligations.

          "Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Corporation's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a) and (c) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clauses (b) and (d) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Purchase Agreement" means the Securities Purchase Agreement, dated as of September 28, 2012, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit B attached to the Purchase Agreement.

          "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Holder as provided for in the Registration Rights Agreement.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Securities" means the Series A Preferred Stock, the Warrants and the Underlying Shares.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Series A Preferred Stock" shall have the meaning set forth in Section 2.

          "Share Delivery Date" shall have the meaning set forth in Section 6(c).

          "Stated Value" shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

          "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market/The New York Stock Exchange (or any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the First Closing Date.

          "Subscription Amount" shall mean, as to each Holder, the aggregate amount to be paid for the Series A Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder's name on the signature page of the Purchase Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

          "Subsidiary" means any subsidiary of the Corporation as set forth on Exhibit 21.1 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2011 and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

          "Successor Entity" shall have the meaning set forth in Section 7(e).

          "Trading Day" means a day on which the principal Trading Market is open for trading.

          "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

          "Transaction Documents" means this Certificate of Designation, the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Lock-Up Agreement, the Voting Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

          "Transfer Agent" means Computershare, the current transfer agent of the Corporation with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Corporation.

          "Trigger Date" shall mean each of the following dates: (i) each Effective Date, (ii) the second Closing Date and (iii) the 180th calendar day following each Effective Date. Notwithstanding anything herein to the contrary, in the event that a Conversion Shares Registration Statement is not declared effective prior to the date that the Conversion Shares being registered on such Conversion Shares Registration Statement become eligible for resale pursuant to Rule 144 (without volume or manner restrictions), the date such Conversion Shares may be sold pursuant to Rule 144 (without volume or manner restrictions) shall be deemed the "Effective Date" for purposes of the definition of Trigger Date hereunder.

          "Triggering Event" shall have the meaning set forth in Section 10(a).

          "Triggering Redemption Amount" means, for each share of Series A Preferred Stock, the sum of (a) the greater of (i) 130% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price, (b) all accrued but unpaid dividends thereon and (c) all liquidated damages and other costs, expenses or amounts due in respect of the Series A Preferred Stock.

          "Triggering Redemption Payment Date" shall have the meaning set forth in Section 10(b).

          "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series A Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Series A Preferred Stock in accordance with the terms of this Certificate of Designation.

          "Voting Agreement" means the written agreement, in the form of Exhibit E attached to the Purchase Agreement, of all of the officers, directors and stockholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Company, amounting to, in the aggregate, at least 18.45% of the issued and outstanding Common Stock.

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the

  Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

          "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Warrants shall be exercisable 6 months following their issuance and have a term of exercise expiring 5 1/2 years from the First Closing, in the form of Exhibit C attached of the Purchase Agreement.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

        Section 2.    Designation, Amount and Par Value.    The series of preferred stock created hereunder shall be designated as its Series A 6% Convertible Preferred Stock (the "Series A Preferred Stock") and the number of shares so designated shall be 4,000 (which shall not be subject to increase without the written consent of the Holders of 67% of the Series A Preferred Stock). Each share of Series A Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the "Stated Value").

        Section 3.    Dividends; Make-Whole Payments.

          a)    Dividends in Cash or in Kind.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 6% per annum (subject to increase pursuant to Section 10(b)), payable semi-annually on June 30 and December 31, beginning on the first such date after the Original Issue Date and on each Conversion Date (with respect only to Series A Preferred Stock being converted) (each such date, a "Dividend Payment Date") (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash out of legally available funds, or at the Corporation's option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the dollar amount to be paid in shares of Common Stock, the "Dividend Share Amount"). In addition, upon the conversion of Series A Preferred Stock prior to the three year anniversary of the Closing Date on which such shares of Series A Preferred Stock were issued, the Corporation shall also pay to the Holders of the Series A Preferred Stock so converted cash out of legally available funds, or at the Corporation's option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof, an amount equal to $118 per $1,000 of Stated Value of the Series A Preferred Stock so converted, less the amount of all prior dividends paid on such converted Series A Preferred Stock before the relevant Conversion Date (the "Make-Whole Payment"). The form of dividend payments and Make-Whole Payments to each Holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 5 consecutive Trading Days immediately prior to the applicable Dividend Payment Date or Conversion Date (the "Dividend Notice Period"), in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, at the sole election of the Corporation, in any combination of cash or shares of Common Stock which shall be valued solely for such purpose at 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date or Conversion Date, (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, in shares of Common Stock which shall be valued solely for such purpose at 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date or Conversion Date, (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Conversion Shares Registration Statement has been waived by such Holder, as to such Holder only, in unregistered shares of Common Stock which shall be valued solely for such purpose at 80% of the average of the VWAPs for the 5 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date or Conversion Date, and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the Dividend Notice Period, then, at the election of such Holder, such dividends shall accrue to the next applicable Dividend Payment or Conversion Date or shall be accreted to, and increase, the outstanding Stated Value. In the event the Corporation notifies the Holders that it will pay dividends in whole or in part in shares of Common Stock based on its good faith and reasonable belief that the Corporation it will be in compliance with the Equity Conditions during the Dividend Notice Period, and the Corporation determines on or before the first day of the dividend notice period that it will not be in compliance with the Equity Conditions, it shall so notify the Holders and each holder may elect to receive Common Stock or cash. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

          b)    Corporation's Ability to Pay Dividends in Cash or Kind.    On each Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of each Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. If at any time the Corporation has the right to pay dividends in cash or shares of Common Stock, the Corporation must provide the Holders with at least 20 Trading Days' notice of its election to pay a regularly scheduled dividend in shares of Common Stock (the Corporation may indicate in such notice that the election contained in such notice shall continue for later periods until revised by a subsequent notice). The aggregate number of shares of Common Stock otherwise issuable to a Holder on a Dividend Payment Date shall be reduced by the number of shares of Common Stock previously issued to such Holder in connection with such Dividend Payment Date.

          c)    Dividend Calculations.    Dividends on the Series A Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(c)(i) herein and, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date. Dividends shall cease to accrue with respect to any Series A Preferred Stock converted, provided that, the Corporation actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein, in which case dividends shall cease to accrue with respect to such converted Series A Preferred Stock on the date the Corporation actually delivers the Conversion Shares. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Series A Preferred Stock held by each Holder on such Dividend Payment Date.

          d)    Late Fees.    If funds are legally available for the payment of cash dividends and the Corporation is required to or elects to pay dividends in cash, then such cash dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

          e)    Other Securities.    So long as any Series A Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 10(a)(ix). So long as any Series A Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series A Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series A Preferred Stock.

          f)    Special Reserves.    The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the Delaware General Corporation Law) in respect of the Series A Preferred Stock and any future issuances of the Corporation's capital stock shall be equal to the aggregate par value of such Series A Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the stated capital of the Corporation with respect to any shares of the Corporation's capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of each Holder.

        Section 4.    Voting Rights.    Except as otherwise provided herein or as otherwise required by law, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Series A Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Series A Preferred Stock, (d) increase the number of authorized shares of Series A Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

        Section 5.    Liquidation.    Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Series A Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

        Section 6.    Conversion.

          a)    Conversions at Option of Holder.    Each share of Series A Preferred Stock shall be convertible, at any time and from time to time from and after the date of issuance at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series A Preferred

  Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series A Preferred Stock to the Corporation unless all of the shares of Series A Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series A Preferred Stock promptly following the Conversion Date at issue. Shares of Series A Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

          b)    Conversion Price.    The conversion price for the Series A Preferred Stock shall equal $0.49112, subject to adjustment herein (the "Conversion Price"). In addition, on each Trigger Date, the Conversion Price shall be reduced, and only reduced, to the lesser of (x) the then Conversion Price, as adjusted and taking into consideration any prior resets, or (y) 77.5% of the average of the VWAPs for the 3 Trading Days immediately prior to each such Trigger Date, as calculated pursuant to the AQR function on Bloomberg L.P. (the "Reset Conversion Price", which shall thereafter be the new Conversion Price, subject to further adjustment hereunder, and each such 3 Trading Day period shall be referred to herein as a "Measurement Period"). The Corporation shall notify each Holder of the applicable adjustment to the Conversion Price as of such date (a "Trigger Date Adjustment Notice"). For purposes of clarification, whether or not the Corporation provides a Trigger Date Adjustment Notice pursuant to this Section 6(b), each Holder shall receive a number of Conversion Shares and retain a number of shares of Series A Preferred Stock based upon the Conversion Price as adjusted pursuant to this Section, regardless of whether a Holder accurately refers to such price or number of shares of Series A Preferred Stock converted in any Notice of Conversion. Any adjustment to the Conversion Price pursuant to this Section shall be effective retroactively to the first Trading Day during each Measurement Period. Accordingly, with respect to Notices of Conversion effected during a Measurement Period, in the event the Conversion Price is reduced pursuant to this Section, within the 3 Trading Days immediately following the end of such Measurement Period, the Corporation shall issue the applicable Holder additional Conversion Shares based on a Conversion Price equal to the Reset Conversion Price with respect to such Notices of Conversion.

          c)    Mechanics of Conversion

            i.    Delivery of Certificate Upon Conversion.    Not later than three (3) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the six-month anniversary of the date of issuance and delivery of a customary representation letter by the Holder (provided however, if prior to the 12-month anniversary of the date of issuance, such representation letter includes a representation by the Holder that the Conversion Shares have been sold pursuant to Rule 144, or (ii) the Effective Date of a Registration Statement covering the resale of such Conversion Shares that continues to be effective, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Series A Preferred Stock (including, if the Corporation has given continuous notice pursuant to Section 3(b) for payment of dividends in shares of Common Stock at least 5 Trading Days prior to the date on which the Notice of Conversion is delivered to the Corporation, shares of Common Stock representing the payment of accrued dividends otherwise determined pursuant to Section 3(a) but assuming that the Dividend Notice Period is the 5 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Corporation and excluding for such issuance the condition that the Corporation deliver the Dividend Share Amount as to such dividend payment), and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the earlier of (i) the twelve month (or six months if sold pursuant to Rule 144 prior to issuance) anniversary of the date of issuance and delivery of a customary representation letter by the Holder or (ii) the Effective Date of a Registration Statement covering the resale of such Conversion Shares that continues to be effective, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

            ii.    Failure to Deliver Certificates.    If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series A Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

            iii.    Obligation Absolute; Partial Liquidated Damages.    The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series A Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 6(c)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Stated Value of Series A Preferred Stock being converted, $10 per Trading Day for each Trading Day after the second Trading Day after the Share Delivery Date until such certificates are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

            iv.    Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.    In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates within two Trading Days after the Share Delivery Date pursuant to Section 6(c)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Corporation shall (A) pay in cash to such Holder the amount, if any, by which (x) such Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Preferred Stock equal to the number of shares of Series A Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the actual sale price of the Conversion Shares giving rise to such purchase obligation was a total of $10,000, under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

            v.    Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Preferred Stock and payment of dividends on the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series A Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series A Preferred Stock and payment of dividends hereunder (except for the issuance of Common Stock pursuant to the anti-dilution or conversion price reset provisions of this Certificate of Designation, which shall be reserved upon obtaining Shareholder Approval to increase the Corporation's authorized capital stock). The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued (except for the issuance of Common Stock pursuant to the anti-dilution or conversion price reset provisions of this Certificate of Designation, which shall be validly issued after obtaining Shareholder Approval to increase the Corporation's authorized capital stock), fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Conversion Shares Registration Statement (subject to such Holder's compliance with its obligations under the Registration Rights Agreement).

            vi.    Fractional Shares.    No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series A Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

            vii.    Transfer Taxes and Expenses.    The issuance of certificates for shares of the Common Stock on conversion of this Series A Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series A Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for processing of any Notice of Conversion.

          d)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series A Preferred Stock, and a Holder shall not have the right to convert any portion of the Series A Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series A Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein

  (including, without limitation, the Series A Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series A Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Series A Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series A Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series A Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days' prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series A Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series A Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series A Preferred Stock.

          e)    Issuance Limitations.    Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval, then the Corporation may not issue, upon conversion of the Series A Preferred Stock, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date (i) in connection with any conversion of Series A Preferred Stock issued pursuant to the Purchase Agreement, (ii) in connection with the exercise of any Warrants issued pursuant to the Purchase Agreement and (iii) in connection with the exercise of any warrants issued to any registered broker-dealer as a fee in connection with the issuance of the Securities pursuant to the Purchase Agreement, would exceed 2,139,753 shares of Common Stock (subject to adjustment for forward and reverse stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement) (such number of shares, the "Issuable Maximum"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original Stated Value of such Holder's Series A Preferred Stock by (y) the aggregate Stated Value of all Series A Preferred Stock issued pursuant to the Purchase Agreement to all Holders. In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Series A Preferred Stock held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Series A Preferred Stock or Warrants and the amount of shares issued to such Holder pursuant to such Holder's Series A Preferred Stock was less than such Holder's pro-rata share of the Issuable Maximum. For avoidance of doubt, unless and until any required Shareholder Approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement as described in clause (iii) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Shareholder Approval is obtained and effective.

        Section 7.    Certain Adjustments.

          a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series A Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series A Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)    Subsequent Equity Sales.    If, at any time while this Series A Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents at an effective price per share less than the then in effect Conversion Price (such lower price, the "Base Conversion Price" and such issuances, collectively, a "Dilutive Issuance") (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment shall be made, paid or issued under this Section 7(b) in respect of an Exempt Issuance. If the Corporation enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

          c)    Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 7, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Series A Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          d)    Pro Rata Distributions.    During such time as this Series A Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Series A Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Series A Preferred Stock (without regard to any limitations on Conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          e)    Fundamental Transaction.    If, at any time while this Series A Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 7(a)), or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Series A Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series A Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Series A Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series A Preferred Stock, deliver to the Holder in exchange for this Series A Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series A Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series A Preferred Stock (without regard to any limitations on the conversion of this Series A Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series A Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

          f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

          g)    Notice to the Holders.

            i.    Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

            ii.    Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series A Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall file such notice with the Commission pursuant to a Current Report on Form 8-K within one Trading Day. The Holder shall remain entitled to convert the Conversion Amount of this Series A Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 8.    Reserved.

        Section 9.    Negative Covenants.    As long as any shares of Series A Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series A Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

          a)    other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

          b)    other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

          c)     amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

          d)    repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to (i) the Series A Preferred Stock, Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing employees, officers, independent contractors and directors of the Corporation, provided that such repurchases shall not exceed an aggregate of $200,000 for all employees, officers, independent contractors and directors in any 12 month period for so long as the Series A Preferred Stock is outstanding;

          e)    pay cash dividends or distributions on Junior Securities of the Corporation;

          f)     enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm's-length basis and expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval); or

          g)     enter into any agreement with respect to any of the foregoing.

        Section 10.    Redemption Upon Triggering Events.

          a)    "Triggering Event" means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                i.  the failure of the applicable Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 180th day after the applicable Closing Date;

               ii.  if, during the Effectiveness Period (as defined in the Registration Rights Agreement), the effectiveness of a Conversion Shares Registration Statement lapses for more than an aggregate of 60 calendar days (which need not be consecutive calendar days) during any 12 month period, or the Holders shall not otherwise be permitted to resell Registrable Securities under such Conversion Shares Registration Statement for more than an aggregate of 60 calendar days (which need not be consecutive calendar days) during any 12 month period; provided that so long as Rule 144 is then available to the Holders without restrictions or limitations on resale, this Triggering Event shall be tolled until such time that Rule 144 is unavailable for the resale of the Conversion Shares;

              iii.  the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the tenth Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series A Preferred Stock in accordance with the terms hereof;

              iv.  one of the Events (as defined in the Registration Rights Agreement) described in subsections (i), (ii) or (iii) of Section 2(d) of the Registration Rights Agreement shall not have been cured to the satisfaction of the Holders prior to the expiration of 30 calendar days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of a Conversion Shares Registration Statement to be declared timely effective by the Commission on or prior to the 180th day after the applicable Closing Date, which shall be governed by Section 10(a)(i));

               v.  the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In (provided that such cash due shall exceed $5,000 in the aggregate) within five calendar days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of any Event (as defined in the Registration Rights Agreement) within five days of the date due and payable;

              vi.  the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder (other than a failure to have a sufficient number of authorized and unreserved shares of Common Stock reserved to satisfy the anti-dilution or conversion price reset provisions of this Certificate of Designation prior to obtaining Shareholder Approval to increase the Corporation's authorized capital stock);

             vii.  unless specifically addressed elsewhere in this Certificate of Designation as a Triggering Event, the Corporation shall materially fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach was delivered;

            viii.  any material breach of the agreements delivered to the initial Holders at the First Closing pursuant to Section 2.2(a) of the Purchase Agreement;

              ix.  the Corporation shall redeem more than a de minimis number of Junior Securities other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers, employees, independent contractors and directors, provided that, while any of the Series A Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $200,000 from all officers, employees, independent contractors and directors in any 12 month period;

               x.  the Corporation shall be party to a Change of Control Transaction;

              xi.  there shall have occurred a Bankruptcy Event;

             xii.  the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

            xiii.  any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any subsidiary or any of their respective property or other assets that is not covered by insurance for more than $500,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

          b)    Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (A) with respect to the Triggering Events set forth in Sections 10(a)(iii), (v), (vii), (ix), (x) (as to Changes of Control approved by the Board of Directors of the Corporation) and (xi) (as to voluntary filings only), redeem all of the Series A Preferred Stock then held by such Holder for a redemption price, in cash out of legally available funds, equal to the Triggering Redemption Amount or (B) at the option of each Holder and with respect to the Triggering Events set forth in Sections 10(a)(i), (ii), (iv), (vi), (viii), (x) (as to Changes of Control not approved by the Board of Directors of the Corporation), (xi) (as to involuntary filings only), (xii) and (xiii), either (a) redeem all of the Series A Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to a number of shares of Common Stock equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder or (b) increase the dividend rate on all of the outstanding Series A Preferred Stock held by such Holder to 18% per annum thereafter. The Triggering Redemption Amount, in cash or in shares, shall be due and payable or issuable, as the case may be, within fifteen Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the "Triggering Redemption Payment Date"). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Series A Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

        Section 11.    Miscellaneous.

          a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Financial Officer, facsimile number (949) 753-1504, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the third Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

          c)    Lost or Mutilated Series A Preferred Stock Certificate.    If a Holder's Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

          d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

          e)    Waiver.    Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

          f)    Severability.    If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

          g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

          i)    Status of Converted or Redeemed Series A Preferred Stock.    Shares of Series A Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series A Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A 6% Convertible Preferred Stock.

*********************

        RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate this 28 day of September 2012.

/s/ R. JUDD JESSUP		/s/ SCOTT BURELL
Name:	R. Judd Jessup	Name:	Scott Burell
Title:	CEO & President	Title:	CFO & Secretary

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

        The undersigned hereby irrevocably elects to convert the number of shares of Series A 6% Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the "Common Stock"), of CombiMatrix Corporation, a Delaware corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

        The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended. Number of Shares of Common Stock Beneficially Owned on the date of conversion: Less than five percent (5%) of the outstanding Common Stock of the Corporation. The undersigned represents and warrants to the Corporation that in giving effect to the conversion evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Section 6(e) of the Certificate of Designation.

        Conversion calculations:

          Date to Effect Conversion:

          Number of shares of Series A Preferred Stock owned prior to Conversion:

          Number of shares of Series A Preferred Stock to be Converted:

          Stated Value of shares of Series A Preferred Stock to be Converted:

          Number of shares of Common Stock to be Issued:

          Applicable Conversion Price:

          Number of shares of Series A Preferred Stock subsequent to Conversion:

          Address for Delivery:

          or

          DWAC Instructions:

          Broker no:

          Account no:

[HOLDER]
By:
Name:
Title:

APPENDIX B

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of September 28, 2012, between CombiMatrix Corporation, a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

          "Acquiring Person" shall have the meaning ascribed to such term in Section 4.7.

          "Action" shall have the meaning ascribed to such term in Section 3.1(j).

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

          "Board of Directors" means the board of directors of the Company.

          "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Certificate of Designation" means the Certificate of Designation to be filed prior to the First Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

          "Closing Date" means, respectively, the date of the First Closing or the date of the Second Closing, and means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount as to the applicable Closing and (ii) the Company's obligations to deliver the Securities as to the applicable Closing, in each case, have been satisfied or waived.

          "Closing Dates" means, collectively, the dates of the First Closing and the Second Closing.

          "Closing(s)" means the closing(s) of the purchase and sale of the Securities pursuant to Section 2.1.

          "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

          "Closing Statement" means the Closing Statement in the form on Annex A attached hereto.

          "Commission" means the United States Securities and Exchange Commission.

          "Common Stock" means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

          "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Company Counsel" means Dorsey & Whitney LLP, with offices located at 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

          "Conversion Price" shall have the meaning ascribed to such term in the Certificate of Designation.

          "Conversion Shares" means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms of the Certificate of Designation.

          "Disclosure Schedules" shall have the meaning ascribed to such term in Section 3.1.

          "EGS" means Ellenoff Grossman & Schole LLP, with offices located at 150 East 42nd Street, New York, New York 10017.

          "Effective Date" means the earliest of the date that (a) the Registration Statement covering the resale of the Conversion Shares in question has been declared effective by the Commission, (b) all of the Registrable Securities (as defined in the Registration Rights Agreement) have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the Closing Date provided that a holder of Registrable Securities is not an Affiliate of the Company under Rule 144, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

          "Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing service to the Company (provided such contractors shall not be in the investor relations field and such issuances shall be limited to up to 50,000 shares in any 12 month period (subject to adjustment for reverse and forward stock splits and the like) and be issued at or above the then market price), officers or directors of the Company pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) Securities issued and issuable pursuant to this Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to Section 3 or Section 10 of the Certificate of Designation, (d) securities issued to the Company by its Subsidiaries, and (e) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended.

          "FDA" shall have the meaning ascribed to such term in Section 3.1(kk).

          "FDCA" shall have the meaning ascribed to such term in Section 3.1(kk).

          "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

          "Indebtedness" shall have the meaning ascribed to such term in Section 3.1(aa).

          "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

          "Investor Rights Agreement" shall have the meaning ascribed to such term in Section 4.12(a).

          "Legend Removal Date" shall have the meaning ascribed to such term in Section 4.1(c).

          "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          "Lock-Up Agreement" means the Lock-Up Agreement, dated as of the date hereof, by and among the Company and the directors, officers, and 10% or greater stockholders of the Company, in the form of Exhibit F attached hereto.

          "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

          "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

          "Maximum Rate" shall have the meaning ascribed to such term in Section 5.17.

          "Participation Maximum" shall have the meaning ascribed to such term in Section 4.12(a).

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Pharmaceutical Product" shall have the meaning ascribed to such term in Section 3.1(kk).

          "Pre-Notice" shall have the meaning ascribed to such term in Section 4.12(b).

          "Pro Rata Portion" shall have the meaning ascribed to such term in Section 4.12(e).

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Public Information Failure" shall have the meaning ascribed to such term in Section 4.3(b).

          "Public Information Failure Payments" shall have the meaning ascribed to such term in Section 4.3(b).

          "Purchaser Party" shall have the meaning ascribed to such term in Section 4.10.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

          "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

          "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

          "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all outstanding Warrants or conversion in full of all outstanding shares of Series A Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Series A Preferred Stock are held until the third anniversary of the Closing Date and all dividends are paid in shares of Common Stock until such third anniversary; provided that Required Minimum does not include Underlying Shares issuable pursuant to the anti-dilution or conversion price reset provisions of the Certificate of Designation and Warrants if Shareholder Approval is not obtained to increase the Company's authorized capital stock.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

          "Securities" means the Series A Preferred Stock, the Warrants and the Underlying Shares.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Series A Preferred Stock" means the up to 4,000 shares of the Company's 6% Series A Convertible Series A Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto.

          "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market/The New York Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the First Closing Date.

          "Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

          "Stated Value" means $1,000 per share of Series A Preferred Stock.

          "Subscription Amount" shall mean, as to each Purchaser, the aggregate amount to be paid for the Series A Preferred Stock purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

          "Subsequent Financing" shall have the meaning ascribed to such term in Section 4.12(a).

          "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.12(b).

          "Subsidiary" means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

          "Trading Day" means a day on which the principal Trading Market is open for trading.

          "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

          "Transaction Documents" means this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement, the Lock-Up Agreement, the Voting Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          "Transfer Agent" means Computershare, the current transfer agent of the Company, with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Company.

          "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series A Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Series A Preferred Stock in accordance with the terms of the Certificate of Designation.

          "Variable Rate Transaction" shall have the meaning ascribed to such term in Section 4.13(b).

          "Voting Agreement" means the written agreement, in the form of Exhibit E attached hereto, of all of the officers, directors and stockholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Company, amounting to, in the aggregate, at least 18.45% of the issued and outstanding Common Stock.

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

          "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable 6 months following their issuance and have a term of exercise expiring 5 1/2 years from the First Closing, in the form of Exhibit C attached hereto.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

        2.1    Closing.    On each Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of 4,000 shares of Series A Preferred Stock with an aggregate Stated Value for each Purchaser equal to such Purchaser's Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and Warrants as determined pursuant to Section 2.2(a), it being understood that, and as more fully described below, each Purchaser shall indicate on its signature page the aggregate Subscription Amount to be purchased hereunder by such Purchaser, and such Purchaser shall purchase Series A Preferred Stock and Warrants for a Subscription Amount equal to 42.0350196% of its aggregate Subscription Amount on the First Closing Date and purchase Series A Preferred Stock and Warrants for a Subscription Amount equal to 57.9649804% of its aggregate Subscription Amount on the Second Closing Date, subject to the conditions set forth herein. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to its Subscription Amount as to the applicable Closing and the Company shall deliver to each Purchaser its respective shares of Series A Preferred Stock and Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the applicable Closing. The Closings shall take place in two stages as set forth below (respectively, the "First Closing" and the "Second Closing"). Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, each Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree.

          (a)    First Closing.    The First Closing shall be for up to 42.0350196% of the aggregate Subscription Amount subscribed for by all Purchasers hereunder and shall occur on, or as soon as reasonably practicable following, the date hereof.

          (b)    Second Closing.    The Second Closing shall be for up to 57.9649804% of the aggregate Subscription Amount subscribed for by all Purchasers hereunder and shall occur within 5 Business Days following the date Shareholder Approval is received and effective.

        2.2    Deliveries.

          (a)   On or prior to each Closing Date (except as specified below), the Company shall deliver or cause to be delivered to each Purchaser the following:

              (i)  as to the First Closing, this Agreement duly executed by the Company;

             (ii)  a legal opinion of Company Counsel;

            (iii)  a certificate evidencing a number of shares of Series A Preferred Stock equal to such Purchaser's Subscription Amount as to the applicable Closing divided by the Stated Value, registered in the name of such Purchaser and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Delaware;

            (iv)  as to the First Closing, a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser's aggregate Subscription Amount as to the First Closing divided by the initial Conversion Price, with an exercise price equal to the greater of $0.95 and 120% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the date of issuance, subject to adjustment therein;

             (v)  as to the Second Closing, a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser's aggregate Subscription Amount as to the Second Closing divided by the initial Conversion Price, with an exercise price equal to the lesser of the exercise price of the Warrant issued at the First Closing and 120% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the Second Closing Date, subject to adjustment therein;

            (vi)  as to the First Closing, the Voting Agreements;

           (vii)  as to the First Closing, the Lock-Up Agreements; and

          (viii)  as to the First Closing, the Registration Rights Agreement duly executed by the Company.

          (b)   On or prior to each Closing Date (except as indicated), each Purchaser shall deliver or cause to be delivered to the Company, the following:

              (i)  as to the First Closing, this Agreement duly executed by such Purchaser;

             (ii)  such Purchaser's Subscription Amount as to the applicable Closing, by wire transfer to the account specified in writing by the Company; and

            (iii)  as to the First Closing, the Registration Rights Agreement duly executed by such Purchaser.

        2.3    Closing Conditions.

          (a)   The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects on the applicable Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material resp ects as of such date);

             (ii)  all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the applicable Closing Date shall have been performed in all material respects;

            (iii)  the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

            (iv)  as to the Second Closing, Shareholder Approval shall have been received and effective.

          (b)   The respective obligations of the Purchasers hereunder in connection with each Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

             (ii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed in all material respects;

            (iii)  the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

            (iv)  as to the Second Closing only, Shareholder Approval shall have been received and effective on or before the 60th day after the First Closing Date;

             (v)  there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

            (vi)  from the date hereof until the Second Closing Date, the Common Stock shall have been listed or quoted for trading on the Nasdaq Capital Market; and

           (vii)  from the date hereof to the applicable Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Nasdaq Capital Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Nasdaq Capital Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the applicable Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be delivered separately to the Purchasers and shall qualify any representation or warranty made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

          (a)    Subsidiaries.    All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2011. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

          (b)    Organization and Qualification.    The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c)    Authorization; Enforcement.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the

  Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (d)    No Conflicts.    The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e)    Filings, Consents and Approvals.    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filings with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (v) the filing of the Certificate of Designation with the Delaware Secretary of State and (vi) Shareholder Approval (collectively, the "Required Approvals").

          (f)    Issuance of the Securities.    The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued (except for the issuance of Underlying Shares pursuant to the anti-dilution or conversion price reset provisions of the Certificate of Designation and Warrants, which shall be validly issued after obtaining Shareholder Approval to increase the Company's authorized capital stock), fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the

  Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

          (g)    Capitalization.    The capitalization of the Company is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived in connection with the transactions contemplated hereby. Except as a result of the purchase and sale of the Securities, and except as set forth in Schedule 3.1(g) and for stock options and other equity grants to employees made under the Company's existing stock plans, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities other than Required Approvals. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders except as contemplated by the Transaction Documents.

          (h)    SEC Reports; Financial Statements.    The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

          (i)    Material Changes; Undisclosed Events, Liabilities or Developments.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i) , no material event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

          (j)    Litigation.    Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. To the knowledge of the Company, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k)    Labor Relations.    No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, none of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the

  Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (l)    Compliance.    Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

          (m)    Regulatory Permits.    The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n)    Title to Assets.    The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens reflected in the Company's financial statements and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

          (o)    Intellectual Property.    To its knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (p)    Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q)    Transactions With Affiliates and Employees.    Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r)    Sarbanes-Oxley; Internal Accounting Controls.    The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

          (s)    Certain Fees.    Except as set forth on Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (t)    Private Placement.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

          (u)    Investment Company.    The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

          (v)    Registration Rights.    Other than each of the Purchasers and except as set forth on Schedule 3.1(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

          (w)    Listing and Maintenance Requirements.    The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements.

          (x)    Application of Takeover Protections.    The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (y)    Disclosure.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

          (z)    No Integrated Offering.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

          (aa)    Solvency.    Based on the consolidated financial condition of the Company as of each Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" means (x) any liabilities for borrowed money or amounts owed in excess of $300,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $300,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (bb)    Tax Status.    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

          (cc)    No General Solicitation.    Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, the Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

          (dd)    Foreign Corrupt Practices.    Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

          (ee)    Accountants.    The Company's accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company's Annual Report for the fiscal year ending December 31, 2012.

          (ff)    Seniority.    As of each Closing Date, no Indebtedness or other claim against the Company is senior to the Series A Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

          (gg)    No Disagreements with Accountants and Lawyers.    There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

          (hh)    Acknowledgment Regarding Purchasers' Purchase of Securities.    The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (ii)    Acknowledgment Regarding Purchaser's Trading Activity.    Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

          (jj)    Regulation M Compliance.    The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

          (kk)    FDA.    As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

          (ll)    Form S-3 Eligibility.    The Company is eligible to register the resale of that number of Underlying Shares permitted by Commission rules and guidance for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

          (mm)    Stock Option Plans.    Each stock option granted by the Company under the Company's stock option plan was granted (i) in accordance with the terms of the Company's stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

          (nn)    Office of Foreign Assets Control.    Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

          (oo)    U.S. Real Property Holding Corporation.    The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser's request.

          (pp)    Bank Holding Company Act.    Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

          (qq)    Money Laundering.    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

        3.2    Representations and Warranties of the Purchasers.    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the applicable Closing Date to the Company as follows (unless as of a specific date therein):

          (a)    Organization; Authority.    Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such

  Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b)    Own Account.    Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c)    Purchaser Status.    At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any shares of Series A Preferred Stock or is paid any dividends on the Series A Preferred Stock in shares of stock, it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d)    Experience of Such Purchaser.    Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e)    General Solicitation.    Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f)    Certain Transactions and Confidentiality.    Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

          (g)    Non-US Persons.    If such Purchaser is not a United States Person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Securities or any use of this Agreement or any Transaction Document, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any necessary permits or consents of any governmental authority or similar regulating body and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser's payment for, and continued beneficial ownership of the Securities, will not violate any applicable securities or other Laws of the Purchaser's jurisdiction.

  The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

        4.1    Transfer Restrictions.

          (a)   The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser that is an "accredited investor" or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the other Transaction Documents and shall have the rights and obligations of a Purchaser under this Agreement and the other Transaction Documents.

          (b)   The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

  [NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE

  SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

          (c)   Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144 and delivery by Purchaser of customary representation letters regarding Rule 144 compliance and a copy of Form 144 filed by Purchaser, (iii) if such Underlying Shares are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions thereunder, and Purchaser delivers a customary representation letter or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any shares of Series A Preferred Stock are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions thereunder or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends after the Company has received a customary representation letter from Purchaser. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend together with a customary representation letter and, if applicable, a copy of the filed Form 144 (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser's prime broker with the Depository Trust Company System as directed by such Purchaser.

          (d)   In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $2,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day for each Trading Day after the second Trading Day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (e)   Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance upon this understanding.

        4.2    Acknowledgment of Dilution.    The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

        4.3    Furnishing of Information; Public Information.

          (a)   If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act on or before the 60th calendar day following the date hereof. Until the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

          (b)   At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) and a Registration Statement covering the resale of the Underlying Shares relating to such Securities is not at such time effective (a "Public Information Failure") then, in addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser's Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Notwithstanding anything herein to the contrary, in no event shall the aggregate amount of liquidated damages payable hereunder exceed 8% of a Purchaser's aggregate Subscription Amount.

        4.4    Integration.    The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

        4.5    Conversion and Exercise Procedures.    Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Series A Preferred Stock. Except as required in Section 4.1(c), no additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Series A Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Series A Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

        4.6    Securities Laws Disclosure; Publicity.    The Company shall, by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and, within 4 Trading Days, file a Current Report on Form 8-K disclosing such terms, including the Transaction Documents as exhibits thereto. From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Purchaser holding a majority of the Securities, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) the Form 8-K described above, any proxy statement or any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations or request, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

        4.7    Shareholder Rights Plan.    No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

        4.8    Non-Public Information.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

        4.9    Use of Proceeds.    Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

        4.10    Indemnification of Purchasers.    Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or attributable to Purchaser Party's fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

        4.11    Reservation and Listing of Securities.

          (a)   The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents (subject to Shareholder Approval required to increase the Company's authorized capital stock).

          (b)   If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

          (c)   The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all commercially reasonable steps to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing application and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date after the date hereof, and in any event on or before the 60th day after the First Closing Date for the purpose of obtaining Shareholder Approval, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Series A Preferred Stock is no longer outstanding. Each Purchaser agrees not to vote any Underlying Shares held by it in favor of the Shareholder Approval.

        4.12    Participation in Future Financing.

          (a)   Subject to the prior rights of first refusal set forth in that certain Investors Rights Agreement dated as of April 1, 2011 (the "Investors Rights Agreement"), from the date hereof until the date that is the 12-month anniversary of the Effective Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, Indebtedness or a combination of units hereof (a "Subsequent Financing"), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the maximum aggregate amount of 100% of such Subsequent Financing among all Purchasers, "Participation Maximum") on the same terms, conditions and price provided for in the Subsequent Financing.

          (b)   At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

          (c)   Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser's participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

          (d)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their "accredited investor" designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

          (e)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of that amount of the Participation Maximum being purchased by the Purchasers. "Pro Rata Portion" means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Dates by a Purchaser participating under this Section 4.12 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Dates by all Purchasers participating under this Section 4.12.

          (f)    The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

          (g)   The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

          (h)   Notwithstanding anything to the contrary in this Section 4.12 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

          (i)    Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance, or (ii) an underwritten public offering of Common Stock.

        4.13    Subsequent Equity Sales.

          (a)   From the date hereof until, if the Second Closing does not occur, April 1, 2013, and if the Second Closing does occur, 180 days following the Second Closing, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents. Notwithstanding anything herein to the contrary, if the Effective Date (as to all Conversion and Warrant Shares) and date of Shareholder Approval (as to all Conversion and Warrant Shares) occurs prior to March 1, 2013, then this restriction shall expire on March 1, 2013.

          (b)   From the date hereof until such time as no Purchaser holds any of the Preferred Stock or Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. "Variable Rate Transaction" means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (c)   Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents until no Preferred Stock or Warrants remain outstanding. In addition, so long as any Series A Preferred Stock or Warrants remain outstanding, the Company will not issue any Common Stock or Common Stock Equivalents at an effective price per share less than $0.49112 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement). Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (d)   Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

        4.14    Equal Treatment of Purchasers.    No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

        4.15    Certain Transactions and Confidentiality.    Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will (i) execute any purchases or sales, including Short Sales, of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 or (ii) execute (but not maintain) any sale, including any Short Sales, made during the a Measurement Period (as defined in Section 6(b) of the Certificate of Designations), excluding sales, including Short Sales, made where a corresponding Notice of Conversion or Exercise is tendered to the Company within three Trading Days of the sale and the shares received upon such exercise or conversion are used to close out such sale (a "Prohibited Short Sale"). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, other than a Prohibited Short Sale or other than pursuant to Section 4.8, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

        4.16    Form D; Blue Sky Filings.    The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closings under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

        4.17    Capital Changes.    Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Series A Preferred Stock, unless required to maintain the listing of the Common Stock on the Nasdaq Stock Market.

        4.18    Most Favored Nation Provision.    From the date hereof until such time as no Purchaser holds any of the Series A Preferred Stock or Warrants, in the event that the Company issues or sells any Common Stock or Common Stock Equivalents, if a Purchaser then holding Securities reasonably believes that any of the material terms and conditions appurtenant to such issuance or sale are more favorable to such investors than are the terms and conditions granted to the Purchasers hereunder, upon notice to the Company by such Purchaser within five Trading Days after disclosure of such issuance or sale, the Company shall amend the terms of this transaction as to such Purchaser only so as to give such Purchaser the benefit of such more favorable terms or conditions. This Section 4.18 shall not apply with respect to an Exempt Issuance. The Company shall provide each Purchaser with notice of any such issuance or sale in the manner for disclosure of Subsequent Financings set forth in Section 4.12.

        4.19    Amendments to Investor Rights Agreement.    From the date hereof until the date that is the 12-month anniversary of the Effective Date, without prior written consent of the Purchasers holding at least 67% in interest of the Securities then outstanding, the Company shall not (i) amend or alter the Investors Rights Agreement or (ii) except with respect to an Exempt Issuance or in accordance with the terms of the Investors Rights Agreement as in effect as of the date hereof, issue additional shares of Common Stock or Common Stock Equivalents to the investors who are a party to the Investors Rights Agreement.

ARTICLE V.
MISCELLANEOUS

        5.1    Termination.    This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the First Closing has not been consummated on or before October 5, 2012; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

        5.2    Fees and Expenses.    At the First Closing, the Company has agreed to reimburse Alpha Capital ("Alpha") the non-accountable sum of $30,000 for its legal fees and expenses, $10,000 of which has been paid prior to the Closing. The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

        5.3    Entire Agreement.    The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        5.4    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading

Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the third (3rd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

        5.5    Amendments; Waivers.    No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

        5.6    Headings.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

        5.7    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers."

        5.8    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

        5.9    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        5.10    Survival.    The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

        5.11    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

        5.12    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        5.13    Rescission and Withdrawal Right.    Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Series A Preferred Stock or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser's right to acquire such shares pursuant to such Purchaser's Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

        5.14    Replacement of Securities.    If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

        5.15    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        5.16    Payment Set Aside.    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        5.17    Usury.    To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

        5.18    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through EGS. EGS does not represent any of the Purchasers other than Alpha Capital. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

        5.19    Liquidated Damages.    The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

        5.20    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

        5.21    Construction.    The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

        5.22    WAIVER OF JURY TRIAL.    IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

        IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMBIMATRIX CORPORATION		Address for Notice:
By:		Fax:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO CBMX SECURITIES PURCHASE AGREEMENT]

        IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

First Closing Subscription Amount:

First Closing Shares of Series A Preferred Stock:

First Closing Warrant Shares:

Second Closing Subscription Amount:

Second Closing Shares of Series A Preferred Stock:

Second Closing Warrant Shares:

EIN Number:

[SIGNATURE PAGES CONTINUE]

 Annex A

CLOSING STATEMENT

        Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $4,000,000 of Series A Preferred Stock and Warrants from Combimatrix Corporation, a Delaware corporation (the "Company"). All funds will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:    September     , 2012

I. PURCHASE PRICE
Gross Proceeds to be Received	$
II. DISBURSEMENTS
$
$
$
$
$
Total Amount Disbursed:	$
WIRE INSTRUCTIONS:
To:
To:

APPENDIX C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

COMBIMATRIX CORPORATION

Warrant Shares: [	Initial Exercise Date: March , 2013
Warrant No. [	Issue Date: September , 2012

        THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received,                               or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after March     , 2013 (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from CombiMatrix Corporation, a Delaware corporation (the "Company"), up to                shares(1) (as subject to adjustment and certain limitations hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

        Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated September 28, 2012, among the Company and the purchasers signatory thereto.

        Section 2.    Exercise.

          a)    Exercise of Warrant.    Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the

(1)
100% warrant coverage

  Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b)    Exercise Price.    The exercise price per share of the Common Stock under this Warrant shall be $          (2), subject to adjustment hereunder (the "Exercise Price").

          c)    Cashless Exercise.    If at any time after the six-month anniversary of the date of the Purchase Agreement, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise," as set forth in the applicable Notice of Exercise;
(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and
(X)	=
the number of Warrant Shares that would be issuable upon exercise of this Warrant (or portion thereof if a partial exercise) in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

          d)    Mechanics of Exercise.

            i.    Delivery of Warrant Shares Upon Exercise.    Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise (together with a customary representation letter of the Holder in the case of shares eligible for resale pursuant to Rule 144), (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the "Warrant Share Delivery Date"). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein (in compliance with applicable securities laws) shall be deemed to have become a holder of record of such shares for all

(2)
As to the First Closing, the greater of $0.95 and 120% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the date of issuance and on the Second closing the lesser of the Exercise Price of the Warrant issued at the First Closing and 120% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the date of issuance.

    purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day for each Trading Day after the second Trading Day following such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

            ii.    Delivery of New Warrants Upon Exercise.    If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

            iii.    Rescission Rights.    If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

            iv.    Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise.    In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to an exercise within two (2) Trading Days after the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue and that were sold times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

            v.    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

            vi.    Charges, Taxes and Expenses.    Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder in compliance with applicable securities laws; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise.

            vii.    Closing of Books.    The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

          e)    Holder's Exercise Limitations.    The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common

  Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days' prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

          f)    Issuance Restrictions.    If the Company has not obtained Shareholder Approval, then the Company may not issue upon exercise of this Warrant a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued (i) pursuant to the conversion of any Preferred Stock issued pursuant to the Purchase Agreement, (ii) upon prior exercise of this or any other Warrant issued pursuant to the Purchase Agreement and (iii) pursuant to any warrants issued to any registered broker-dealer as a fee in connection with the issuance of Securities pursuant to the Purchase Agreement, would exceed 2,139,753, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement (such number of shares, the "Issuable Maximum"). The Holder and the holders of the other Warrants issued pursuant to the Purchase Agreement shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the Holder's original Subscription Amount by (y) the aggregate original Subscription Amount of all holders pursuant to the Purchase Agreement. In addition, the Holder may allocate its pro-rata portion of the Issuable Maximum among Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Purchaser no longer holds any Warrants and the amount of shares issued to such Purchaser pursuant to its Warrants was less than such Purchaser's pro-rata share of the Issuable Maximum. For avoidance of doubt, unless and until any required Shareholder Approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement as described in clause (iii) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Shareholder Approval is obtained and effective.

        Section 3.    Certain Adjustments.

          a)    Stock Dividends and Splits.    If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a stock distribution or distributions on shares of its Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any)

  outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)    Subsequent Equity Sales.    If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance or any conversion price resets resulting from Section 6(b) of the Certificate of Designation. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised

          c)    Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 3, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          d)    Pro Rata Distributions.    During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completed exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

          e)    Fundamental Transaction.    If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 3 (a)), or

  (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) or Section 2(f) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) or Section 2(f) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder's option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction. "Black Scholes Value" means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the "OV" function on Bloomberg, L.P. ("Bloomberg") determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such

  Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

          f)    Calculations.    All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g)    Notice to Holder.

            i.    Adjustment to Exercise Price.    Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

            ii.    Notice to Allow Exercise by Holder.    If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 4.    Transfer of Warrant.

          a)    Transferability.    Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer, provided that the transferee is an "accredited investor" as defined in Regulation D promulgated under the Securities Act and agrees in writing to be bound by the terms and subject to the conditions of this Warrant and the Transaction Documents. Upon such surrender and, if required, such payment, together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b)    New Warrants.    This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

          c)    Warrant Register.    The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d)    Transfer Restrictions.    If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

          e)    Representation by the Holder.    The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

        Section 5.    Miscellaneous.

          a)    No Rights as Stockholder Until Exercise.    This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

          b)    Loss, Theft, Destruction or Mutilation of Warrant.    The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c)    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

          d)    Authorized Shares.

            The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant (except for the issuance of Warrant Shares pursuant to Section 3(b) hereof, which shall be reserved upon obtaining Shareholder Approval to increase the Company's authorized capital stock). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued (except for the issuance of Warrant Shares pursuant to Section 3(b) hereof, which shall be validly issued after obtaining Shareholder Approval to increase the Company's authorized capital stock), fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

            Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e)    Jurisdiction.    All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f)    Restrictions.    The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

          g)    Nonwaiver and Expenses.    No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h)    Notices.    Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i)    Limitation of Liability.    No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j)    Remedies.    The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k)    Successors and Assigns.    Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

          l)    Amendment.    This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m)    Severability.    Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n)    Headings.    The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMBIMATRIX CORPORATION
By:	Name: Title:

NOTICE OF EXERCISE

TO:    COMBIMATRIX CORPORATION

        (1)   The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

        (2)   Payment shall take the form of (check applicable box):

    ☐ in lawful money of the United States; or

    ☐ if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

        (3)   Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

        (4)    Accredited Investor.    The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

        (5)   Number of Shares of Common Stock Beneficially Owned on the date of exercise: Less than five percent (5%) of the outstanding Common Stock of the Company. The undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Section 2(f) of this Warrant to which this notice relates.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

 ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

        FOR VALUE RECEIVED, [      all of or [          shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

                                                                                 and who is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Dated: ,

            Holder's Signature:

            Holder's Address:

Signature Guaranteed:

NOTE:    The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX D

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of September 28, 2012, between CombiMatrix Corporation, a Delaware corporation (the "Company"), and each of the several purchasers signatory hereto (each such purchaser, a "Purchaser" and, collectively, the "Purchasers").

        This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the "Purchase Agreement").

        The Company and each Purchaser hereby agrees as follows:

        1.    Definitions.

        Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 6(d).

          "Effectiveness Date" means, with respect to each Registration Statement required to be filed hereunder, the 90th calendar day following the applicable Closing Date and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 90th calendar day following the date on which the Company first knows an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

          "Effectiveness Period" shall have the meaning set forth in Section 2(a).

          "Event" shall have the meaning set forth in Section 2(d).

          "Event Date" shall have the meaning set forth in Section 2(d).

          "Filing Date" means, with respect to each Registration Statement required to be filed hereunder, the 15th calendar day following the applicable Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 30th calendar day following the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Initial Registration Statement" means the initial Registration Statement filed pursuant to this Agreement.

          "Losses" shall have the meaning set forth in Section 5(a).

          "Plan of Distribution" shall have the meaning set forth in Section 2(a).

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means, as of any date of determination, (a) all shares of Common Stock then issued and issuable upon conversion in full of the then outstanding Preferred Stock (assuming for such purposes that all of such shares of Preferred Stock are converted in full without regard to any conversion limitations therein), (b) all shares of Common Stock issuable as dividends and Make-Whole Payments (as defined in the Certificate of Designation) on the Preferred Stock assuming all dividend payments are made in shares of Common Stock and the Preferred Stock is held for at least 3 years, (c) all Warrant Shares then issuable upon exercise of the then outstanding Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (d) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Preferred Stock or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Certificate of Designation or limitations on exercise set forth in the Warrants) and (e) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, and all Warrants are exercised by "cashless exercise" as provided in Section 2(c) of each of the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.

          "Registration Statement" means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Selling Stockholder Questionnaire" shall have the meaning set forth in Section 3(a).

          "SEC Guidance" means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

        2.    Shelf Registration.

          (a)   On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least 67% in interest of the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement no later than one Trading Day after the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the second Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

          (b)   Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

          (c)   Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

    a.
    First, the Company shall reduce or eliminate any securities to be included by any Person other than a Holder;

    b.
    Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and

    c.
    Third, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders).

  In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder's allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

          (d)   If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be "reviewed" or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than twenty (20) consecutive Trading Days or more than an aggregate of thirty (30) Trading Days (which need not be consecutive Trading Days) during any 12-month period (any such failure or breach being referred to as an "Event", and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such twenty (20) Trading Day period is exceeded, and for purpose of clause (v) the date on which such twenty (20) or thirty (30) Trading Day period, as applicable, is exceeded being referred to as "Event Date"), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement, and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement. Notwithstanding anything herein to the contrary, the parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 10% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement and that, during any periods that a Registration Statement is either effective as to the then resale of Registrable Securities or Registrable Securities may be then resold pursuant to Rule 144 (and as to non-Affiliates of the Company, without volume or manner restrictions on resales), liquidated damages shall not accrue hereunder with respect to such Registrable Securities. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

          (e)   If the Company is not eligible to use Form S-3 for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as the Company becomes eligible to use such form, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

        3.    Registration Procedures.

        In connection with the Company's registration obligations hereunder, the Company shall:

          (a)   Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (but not including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto (other than documents incorporated or deemed to be incorporated therein by reference) to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a "Selling Stockholder Questionnaire") on a date that is not less than five (5) Trading Days prior to the Filing Date or by the end of the second (2nd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement if after written notice to the Holder and commercially reasonable efforts to contact such Holder, such Holder fails to timely furnish to the Company a Selling Stockholder Questionnaire in accordance with this Section 3(a).

          (b)   (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c)   If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

          (d)   Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

          (e)   Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f)    Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

          (g)   Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

          (h)   The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Business Days of request therefor.

          (i)    Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (j)    If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

          (k)   Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

          (l)    Comply with all applicable rules and regulations of the Commission.

          (m)  The Company shall use commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

          (n)   The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

        4.    Registration Expenses.    All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company's counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

        5.    Indemnification.

          (a)    Indemnification by the Company.    The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(h).

          (b)    Indemnification by Holders.    Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)    Conduct of Indemnification Proceedings.    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

          (d)    Contribution.    If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6.    Miscellaneous.

          (a)    Remedies.    In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

          (b)    No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.    Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. Other than filings to keep the currently effective S-3 available for use by the Company and registration statements covering securities owned by HLM Venture Partners III, L.P. or its affiliates as set forth on Schedule 3.1(v) to the Purchase Agreement, the Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission.

          (c)    Compliance.    Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

          (d)    Discontinued Disposition.    By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(ii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

          (e)    Piggy-Back Registrations.    If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company's stock option or other employee benefit plans and other than registration statements covering securities owned by HLM Venture Partners III, L.P. or its Affiliates as set forth on Schedule 3.1(v) to the Purchase Agreement, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject in the event of a firm commitment underwritten offering, to customary underwriter cutbacks applied or a pro rata basis to all Holders of Registrable Securities and securities of other holders of registration rights; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

          (f)    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 67% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security). If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(f). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

          (g)    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

          (h)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Holders of 67% or more of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

          (i)    No Inconsistent Agreements.    Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 3.1(v) to the Purchase Agreement, neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (j)    Execution and Counterparts.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

          (k)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

          (l)    Cumulative Remedies.    The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

          (m)    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n)    Headings.    The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (o)    Independent Nature of Holders' Obligations and Rights.    The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not asset any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMBIMATRIX CORPORATION
By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO CBMX RRA]

Name of Holder:
Signature of Authorized Signatory of Holder:
Name of Authorized Signatory:
Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

        Each Selling Stockholder (the "Selling Stockholders") of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the Nasdaq Capital Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

  •
  in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

  •
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  •
  a combination of any such methods of sale; or

  •
  any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

        In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

        The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the securities from time to time under this prospectus after the Company has filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

        The Selling Stockholders also may transfer the securities in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the securities from time to time under this prospectus after the Company has filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

        The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

        Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

        We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

COMBIMATRIX CORPORATION

Selling Stockholder Notice and Questionnaire

        The undersigned beneficial owner of common stock (the "Registrable Securities") of Combimatrix Corporation, a Delaware corporation (the "Company"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

        Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

        The undersigned beneficial owner (the "Selling Stockholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

        The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.     Name.

  (a)
  Full Legal Name of Selling Stockholder

  (b)
  Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

  (c)
  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.     Address for Notices to Selling Stockholder:

  Telephone:
  Fax:
  Contact Person:

3.     Broker-Dealer Status:

  (a)
  Are you a broker-dealer?

Yes ☐    No ☐

  (b)
  If "yes" to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐    No ☐

  Note:
  If "no" to Section 3(b), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

  (c)
  Are you an affiliate of a broker-dealer?

Yes ☐    No ☐

  (d)
  If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐    No ☐

  Note:
  If "no" to Section 3(d), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.     Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

  Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

  (a)
  Type and Amount of other securities beneficially owned by the Selling Stockholder:

    Of the amount described below, please indicate the number of securities as to which you have both sole investment power and sole voting power, and describe the nature of your ownership of any securities as to which you do not have sole voting power and sole investment power. Indicate the securities (if any) as to which you disclaim beneficial ownership and why.

    Of the amount described below, please indicate the number of securities (if any) which you have a right to acquire within 60 days of [            ], including, but not limited to, any right to acquire securities: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

  (b)
  Please state the number of securities of the Company that you propose to sell in the offering:

5.     Relationships with the Company:

  Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

        State any exceptions here:

6.     Other Arrangements:

  Except as set forth below, the undersigned does not know of any arrangement made or to be made by any person, or of any transaction already effected to limit or restrict the sale of the Company's securities during the period of the offering; to stabilize the market for the Company's securities; or to withhold commissions or otherwise to hold each underwriter or dealer responsible for the distribution of his participation in the offering.

        State any exceptions here:

  Describe any agreement, arrangement or understanding that you have entered into with an securities underwriter, broker or dealer relating to the sale or proposed sale of any securities of the Company held by you, or as to which you have the right to acquire.

2

  Except as set forth below, neither the undersigned nor any associate of the undersigned is a party to any contract with the Company or any of its subsidiaries, or in which the Company or any subsidiary has a beneficial interest, which is to be performed in whole or in party at or after the date of the Registration Statement, or which was made not more than two years prior thereto.

        State any exceptions here:

        The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus, and any amendments or supplements thereto, and in communications with the Commission and trading markets. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

        IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

3

APPENDIX E

FORM OF LOCK-UP AGREEMENT

September 28, 2012

Each Purchaser referenced below:

  Re:
  Securities Purchase Agreement, dated as of September 28, 2012 (the "Purchase Agreement"), between Combimatrix Corporation, a Delaware corporation (the "Company") and the purchasers signatory thereto (each, a "Purchaser" and, collectively, the "Purchasers")

Ladies and Gentlemen:

        Defined terms not otherwise defined in this letter agreement (the "Letter Agreement") shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2 of the Purchase Agreement and in satisfaction of a condition of the Company's obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the 180th day following the earlier of the date that (a) all of the Conversion Shares are registered for resale pursuant to one or more Registration Statements or (b) all of the Conversion Shares may be resold pursuant to Rule 144 (as to non-Affiliates, without volume or manner restrictions) (such period, the "Restriction Period", which period shall be tolled for any periods during such period that either a Registration Statement or Rule 144 is not available for the resale of all of the then outstanding or issuable Conversion Shares), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the "Securities"). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

        Notwithstanding the foregoing, the undersigned may transfer Securities during the Restriction Period in the following transactions: (i) as a bona fide gift or gifts; (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or by any trust to its beneficiaries; (iii) as a distribution to members, partners or stockholders of the undersigned; (iv) to the undersigned's Affiliates or to any investment fund or other entity controlled or managed by the undersigned; (v) to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; or (vi) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or immediate family of the undersigned; provided that each such donee, trustee, distributee, or transferee, as the case may be, agrees to be bound by this Letter Agreement. For purposes of this Letter Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

        The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned's obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

        This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

        By its signature below, the Transfer Agent hereby acknowledges and agrees that, reflecting this Letter Agreement, it has placed an irrevocable stop transfer instruction on all Securities registered in the name of the undersigned until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

***SIGNATURE PAGE FOLLOWS***

[This Page Intentionally Left Blank]

        This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature
Print Name
Position in Company (if applicable)

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

        By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

COMBIMATRIX CORPORATION
By:
Name:
Title:
Acknowledged and agreed to as of the date set forth above:
COMPUTERSHARE
By:
Name:
Title:

APPENDIX F

DATE:
September 28, 2012

TO:	The Purchasers of Combimatrix Corporation's 6% Series A Convertible Preferred Stock and Warrants

        This letter will confirm my agreement to vote all shares of Combimatrix Corporation (the "Company") voting stock over which I have voting control in favor of any resolution presented to the shareholders of the Company to approve the issuance, in the aggregate, of more than 19.999% of the number of shares of common stock of the Company outstanding on the date of closing pursuant to that certain Securities Purchase Agreement, dated September 28, 2012, among the Company and the purchasers signatory thereto (the "Purchase Agreement") and the other agreements entered into in connection therewith or as otherwise may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity). This agreement is given in consideration of, and as a condition to enter into such Securities Purchase Agreement and is not revocable by me.

By:	Name of Shareholder: Number of Shares owned: Percentage Beneficial Ownership:

F-1

APPENDIX G

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
COMBIMATRIX CORPORATION

Adopted in accordance with the provisions
of Section 242 of the General Corporation
Law of the State of Delaware

        CombiMatrix Corporation, (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify:

        FIRST:    That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Certificate of Incorporation to increase the authorized shares of the Corporation's Common Stock, par value $0.001 per share; (ii) declaring such amendment to be advisable and (iii) directing that such amendment be considered at the Special Meeting of Stockholders held on November 29, 2012.

        SECOND:    That upon the effectiveness of this Certificate of Amendment of the Certificate of Incorporation, the Certificate of Incorporation is hereby amended by amending and restating Section 1 of Article IV to read as follows:

          "Authorization.    The total number of shares of all classes of stock that the Corporation is authorized to issue is [*] Million ([*],000,000) shares, consisting of [*] Million ([*],000,000) shares of Common Stock with a par value of $0.001 per share, and Five Million (5,000,000) shares of Preferred Stock with a par value of $0.001 per share."

        THIRD:    That, in accordance with the provisions of the Delaware General Corporation Law, the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote thereon affirmatively voted in favor of the amendment at the Special Meeting of Stockholders held on November 29, 2012.

        FOURTH:    That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and stockholders of the Corporation.

* * *

G-1

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed by R. Judd Jessup, its President and Chief Executive Officer, this        day of        , 20    .

COMBIMATRIX CORPORATION
By:	R. Judd Jessup President and Chief Executive Officer

*
By approving this amendment, stockholders are approving 50,000,000, 75,000,000, 100,000,000 or 125,000,000 authorized shares of Common Stock. The Certificate of Amendment filed with the Secretary of State of the State of Delaware, if at all, will include only that number approved by the stockholders and determined by the Board of Directors to be in the best interest of the Corporation and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different number of authorized shares of Common Stock.

G-2

APPENDIX H

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
COMBIMATRIX CORPORATION

Adopted in accordance with the provisions
of Section 242 of the General Corporation
Law of the State of Delaware

        CombiMatrix Corporation, (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify:

        FIRST:    That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Certificate of Incorporation to reclassify, change, and convert each [*] outstanding shares of the Corporation's Common Stock, par value $0.001 per share, into one (1) share of Common Stock, par value $0.001 per share; (ii) declaring such amendment to be advisable and (iii) directing that such amendment be considered at the Special Meeting of Stockholders held on November 29, 2012.

        SECOND:    That upon the effectiveness of this Certificate of Amendment of the Certificate of Incorporation, the Certificate of Incorporation is hereby amended by adding a new paragraph after the first paragraph of Section 1 of Article IV to read as follows:

          "Each [*] shares of the Common Stock, par value $.001 per share, of the Corporation issued and outstanding or held in treasury as of 5:00 p.m. Pacific Time on the date this Certificate of Amendment of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time") shall be reclassified as and changed into one (1) share of Common Stock, par value $.001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by [*] shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the closing sales price of the Corporation's Common Stock as last reported on The Nasdaq Capital Market immediately prior to the Effective Time."

        THIRD:    That, in accordance with the provisions of the Delaware General Corporation Law, the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote thereon affirmatively voted in favor of the amendment at the Special Meeting of Stockholders held on November 29, 2012.

        FOURTH:    That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and stockholders of the Corporation.

* * *

H-1

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed by R. Judd Jessup, its President and Chief Executive Officer, this        day of        , 20    .

COMBIMATRIX CORPORATION
By:	R. Judd Jessup President and Chief Executive Officer

*
By approving this amendment, stockholders are approving the combination of five (5), six (6), seven (7), eight (8), nine (9), ten (10), fifteen (15) or twenty (20) shares of Common Stock into one (1) share of Common Stock. The Certificate of Amendment filed with the Secretary of State of the State of Delaware, if at all, will include only that number approved by the stockholders and determined by the Board of Directors to be in the best interest of the Corporation and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

H-2

33182 You can now access your CombiMatrix Corporation account online. Access your CombiMatrix Corporation account online via The Investor ServiceDirect™ Website (ISD). The transfer agent for CombiMatrix Corporation now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.cpushareownerservices.com For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time The Investor ServiceDirect™ Website Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2012: THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT IS AVAILABLE AT HTTP://INVESTOR.COMBIMATRIX.COM/ANNUALS.CFM. Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to The Investor ServiceDirect™ Website at http://www.cpushareownerservices.com where step-by-step instructions will prompt you through enrollment. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side) COMBIMATRIX CORPORATION Special Meeting of Stockholders November 29, 2012 This Proxy is Solicited on Behalf of the Board of Directors of CombiMatrix Corporation The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders and the accompanying Proxy Statement and appoints R. Judd Jessup and Scott Burell and each of them, the proxies of the undersigned, with full power of substitution and revocation, to vote all shares of CombiMatrix Corporation common stock held of record by the undersigned on October 18, 2012, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of CombiMatrix Corporation to be held November 29, 2012, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side. THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL AND RATIFICATION OF SERIES A FINANCING IN PROPOSAL 1, “FOR” THE APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK IN PROPOSAL 2, AND “FOR” THE APPROVAL OF REVERSE STOCK SPLIT IN PROPOSAL 3. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. PROXY

33182 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the special meeting day. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/cbmx Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. COMBIMATRIX CORPORATION Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date 1. APPROVAL AND RATIFICATION OF SERIES A FINANCING. To ratify the terms and issuance of our Series A 6% Convertible Preferred Stock (“Series A Stock”), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series A Stock and upon exercise of certain warrants issued to the purchasers of our Series A Stock, including shares issuable pursuant to the antidilution, dividend, “make-whole” and redemption provisions of such securities, exceeding 19.99% of our outstanding Common Stock; 3. APPROVAL OF REVERSE STOCK SPLIT. To approve granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if necessary to regain compliance with The Nasdaq Capital Market’s minimum bid requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected, shall be determined in the sole discretion of our Board of Directors: A. A one-for-five reverse stock split; B. A one-for-six reverse stock split; C. A one-for-seven reverse stock split; D. A one-for-eight reverse stock split; E. A one-for-nine reverse stock split; F. A one-for-ten reverse stock split; G. A one-for-fifteen reverse stock split; or H. A one-for-twenty reverse stock split. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof. 2. APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK. To approve granting our Board of Directors the authority to exercise its discretion to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (including a corresponding increase in our total authorized capital stock) to any of the following amounts at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment, if at all, and the specific increase in the authorized amount to be effected, shall be determined in the sole discretion of our Board of Directors: A. 50,000,000; B. 75,000,000; C. 100,000,000; or D. 125,000,000; Please mark your votes as indicated in this example X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN The Board of Directors recommends a vote FOR the following proposals: